                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            VIROPHARMA INCORPORATED
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                            VIROPHARMA INCORPORATED
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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         pursuant to Exchange Act Rule 0-11 (Set forth the amount on which
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[_]  Check box if any part of the fee is offset as provided by Exchange
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Notes:

                            VIROPHARMA INCORPORATED
                            405 Eagleview Boulevard
                           Exton, Pennsylvania 19341

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held May 18, 2000

                               ----------------

To Our Stockholders:

  Our annual stockholders' meeting will be held on Thursday, May 18, 2000 at 10:00 a.m., local time, at The Desmond Great Valley Hotel, One Liberty Boulevard, Malvern, Pennsylvania for the following purposes:

  1. To elect two (2) directors to Class I of our board of directors. Each director elected by the stockholders will serve for a three-year term and until the election and qualification of his successor;

  2. To approve our stock option plan, as amended, to:

    . increase the number of shares of common stock available for issuance under our stock option plan by 750,000 shares;

    . eliminate the discretion and authority of our board of directors to reprice outstanding stock options without the consent of our stockholders;

    . eliminate the discretion and authority of our board of directors to grant stock options at an exercise price that is less than the fair market value of our common stock on the date of grant; and

    . require stockholder consent before we could amend our stock option plan to eliminate our obligation to obtain stockholder consent to reprice options or grant options at an exercise price that is less than the fair market value of our common stock on the date of grant.

  3. To amend our amended and restated certificate of incorporation to increase the number of shares of common stock that we are authorized to issue by 73,000,000 shares;

  4. To approve our 2000 employee stock purchase plan; and

  5. To transact any other business that may arise at the meeting.

  Any action may be taken on these matters at the annual meeting, or on the date to which the annual meeting may be adjourned. Our board of directors has chosen April 1, 2000 as the record date for determining the stockholders who will be entitled to receive notice of our annual meeting and to vote at that meeting. We will maintain a complete list of our stockholders entitled to vote at the annual meeting at our headquarters, located at 405 Eagleview Boulevard, Exton, Pennsylvania, for ten days before the annual meeting. If we have to adjourn the meeting, then we will take action on the items described above on the date to which the meeting is adjourned.

  The proxy statement included with this notice discusses each of our proposals to be considered at the annual meeting. We also have included a copy of our annual report to stockholders for the year ended December 31, 1999 for your review.

  YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE SO THAT WE CAN COUNT YOUR VOTE. WE HAVE INCLUDED A POSTAGE-PREPAID ENVELOPE FOR YOUR USE. RETURNING THE PROXY CARD WILL NOT AFFECT YOUR RIGHT TO ATTEND THE MEETING AND VOTE.

                                          By Order of the Board of Directors,

                                          Thomas F. Doyle
                                          Vice President, General Counsel and
                                           Secretary

April 13, 2000
Exton, Pennsylvania

                            VIROPHARMA INCORPORATED
                            405 Eagleview Boulevard
                           Exton, Pennsylvania 19341

                               ----------------

                                PROXY STATEMENT

                        ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 18, 2000

                               ----------------

  We are sending you this proxy statement and the enclosed proxy card because our board of directors is soliciting your proxy to vote your shares at our 2000 annual meeting of stockholders. The annual meeting will be held on May 18, 2000 at 10:00 a.m., local time, at The Desmond Great Valley Hotel, One Liberty Boulevard, Malvern, Pennsylvania. We began mailing this proxy statement and the proxy card on or about April 13, 2000. We have also included our annual report for the year ended December 31, 1999 for your review. The annual report is not part of this proxy statement.

                           ABOUT THE ANNUAL MEETING

 Who is entitled to vote at the annual meeting?

  Only our stockholders of record at the close of business on April 1, 2000 are entitled to receive notice of our annual meeting and to vote at the meeting. On April 1, 2000, we had 15,156,635 shares of our common stock outstanding, and 2,300,000 shares of series A convertible participating preferred stock outstanding. The series A preferred stock was convertible into 2,346,295 shares of common stock on that date. Each common stockholder that is entitled to vote will have the right to one vote for each share of common stock outstanding in such stockholder's name on the record date. The holders of the series A preferred stock will have the right to one vote for each share of common stock into which the preferred stock is convertible on the record date.

 Do I have to attend the meeting in order to vote?

  No. If you want to have your vote count at the meeting, but not actually attend the meeting in person, fill out the enclosed proxy card and mail it back to us in the enclosed postage-prepaid envelope.

  Your shares will be voted in the manner that you indicate on your signed proxy card. The proxy card provides spaces for you to withhold your authority to vote your shares for the nominees for the board of directors. The proxy card also provides spaces for you to vote "for" or "against" or "abstain" from voting in connection with (1) our proposal to increase the number of shares of common stock available under our stock option plan, (2) our proposal to increase the number of shares of common stock available for issuance under our certificate of incorporation and (3) our proposal to approve our 2000 employee stock purchase plan.

  If you return a signed proxy card but do not indicate how you wish to vote your shares, your shares will be voted by the management proxies set forth on the proxy card in the manner recommended by our board of directors in this proxy statement.

 How many votes are required to conduct business at the annual meeting?

  We need to receive votes from holders of a majority of the common stock outstanding or issuable upon conversion of the series A preferred stock and entitled to vote, either in person or by proxy, in order to have a quorum at the meeting. If a quorum is present, we will be able to conduct business at the meeting.

  The nominees for director will be elected by a plurality of the votes cast at the annual meeting. You can cast your vote in favor of the nominees for director, or you can withhold your votes from these persons. If you withhold your authority, then your votes will be excluded from the vote and will have no effect, other than for purposes of determining the presence of a quorum.

  Any other matter submitted to the stockholders will require the affirmative vote of a majority of the shares represented and entitled to vote, in person or by proxy, at the annual meeting, unless a greater percentage is required either by law or by our certificate of incorporation or bylaws. If you "abstain" from voting on any of these matters, your abstention will be considered as present and entitled to vote for purposes of determining the presence of a quorum, but will have the effect of a vote "against" the particular matter.

  Brokers who hold shares in "street name" for customers have the authority under the rules of the various stock exchanges and national quotation systems to vote on certain items when they have not received instructions from beneficial owners. We believe that brokers that do not receive instructions are entitled to vote those shares for the election of the directors. If the brokers do not vote those shares, it will have no effect on the outcome of the election, as the directors are to be elected by a plurality of the votes cast. We believe that brokers are not entitled to vote those shares, however, on the proposals to approve the amendments to our option plan and amended and restated certificate of incorporation, or on the proposal to approve our employee stock purchase plan.

 Can I change my vote after I return the proxy card?

  Yes. You can revoke your proxy by sending a written revocation or another properly created proxy bearing a later date than your originally filed proxy card before the annual meeting to Thomas F. Doyle, our corporate secretary, or by simply voting at the meeting in person.

 How can I get additional information about the company?

  We will be happy to provide you (without charge) with a copy of our annual report on Form 10-K for the fiscal year ended December 31, 1999 and other documents filed pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. Please address your requests for such documents to Thomas F. Doyle, Vice President, General Counsel and Secretary of ViroPharma Incorporated, 405 Eagleview Boulevard, Exton, Pennsylvania 19341, telephone number (610) 458-7300.

Security Ownership of Certain Beneficial Owners and Management

  The following table sets forth information regarding the beneficial ownership of our common stock as of April 1, 2000, except as otherwise indicated in the relevant footnote, by (1) each person or group that we know beneficially owns more than 5% of our common stock, (2) each of our directors and director nominees, (3) our Chief Executive Officer and our four most highly compensated executive officers other than our Chief Executive Officer for the fiscal year ended December 31, 1999, collectively referred to in this proxy statement as the "named executive officers," and (4) all current executive officers and directors as a group. Unless otherwise indicated, the address of each person identified below is c/o ViroPharma Incorporated, 405 Eagleview Boulevard, Exton, Pennsylvania 19341.

  The percentages of beneficial ownership shown below are based on 15,156,635 shares of Common Stock outstanding as of April 1, 2000, unless otherwise stated. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes those securities over which a person may exercise voting or investment power. In addition, shares of common stock which a person has the right to acquire upon the conversion of preferred stock or the exercise of stock options and warrants within 60 days of the date of this table are deemed outstanding for the purpose of computing the percentage ownership of that person, but are not deemed outstanding for computing the percentage ownership of any other person. Except as indicated in the footnotes to this table or as affected by applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned.

                                          Number of Shares    Percentage of
                                          of Common Stock         Shares
            Beneficial Owner             Beneficially Owned Beneficially Owned
            ----------------             ------------------ ------------------
5% Stockholders
---------------
PSV, LP (1).............................     2,941,295            16.25%
Capital Research and Management Company
 (2)....................................       790,000             5.21
Directors and Executive Officers
--------------------------------
Claude H. Nash (3)......................       517,884             3.40
Marc S. Collett (4).....................       263,362             1.73
Mark A. McKinlay (5)....................       196,960             1.29
Johanna A. Griffin (6)..................       136,489                *
Ann H. Lamont...........................        69,222                *
Vincent J. Milano (7)...................        63,153                *
Frank Baldino, Jr. (8)..................        62,333                *
Robert J. Glaser (9)....................        30,833                *
David J. Williams (10)..................        13,333                *
Howard Pien (11)........................         6,667                *
All directors and executive officers as
 a group (13 persons) (12)..............     1,446,125             9.23%

--------
* Represents less than 1% of the outstanding shares of our common stock.

 (1) Represents 2,300,000 shares of series A convertible participating preferred stock purchased by PSV, LP (formerly Perseus-Soros
     BioPharmaceutical Fund, L.P.), which are convertible into 2,346,295 shares of common stock, and 595,000 shares of common stock issuable upon exercise of warrants. The address of PSV, LP is c/o Perseus Capital LLC, The Army and Navy Club Building, 1627 I Street, N.W., Suite 610, Washington, D.C. 20006.

 (2) As reflected in a Schedule 13G dated February 10, 2000. The address of Capital Research and Management Company is 333 South Hope Street, Los Angeles, CA 90071.

 (3) Includes 800 shares of common stock held by Mr. Nash as custodian for two minor children, and 66,301 shares of common stock issuable upon the exercise of stock options which are exercisable within 60 days of the date of this table.

 (4) Includes 1,000 shares of common stock held by Dr. Collett as custodian for a minor child, and 77,010 shares of common stock issuable upon the exercise of stock options which are exercisable within 60 days of the date of this table.

 (5) Includes 89,760 shares of common stock issuable upon the exercise of stock options which are exercisable within 60 days of the date of this table.

 (6) Includes 39,572 shares of common stock issuable upon the exercise of stock options which are exercisable within 60 days of the date of this table.

 (7) Includes 44,029 shares of common stock issuable upon the exercise of stock options which are exercisable within 60 days of the date of this table.

 (8) Includes 13,333 shares of common stock issuable upon the exercise of stock options which are exercisable within 60 days of the date of this table.

 (9) Includes 13,333 shares of common stock issuable upon the exercise of stock options which are exercisable within 60 days of the date of this table.

(10) Includes 13,333 shares of common stock issuable upon the exercise of stock options which are exercisable within 60 days of the date of this table.

(11) Includes 6,667 shares of common stock issuable upon the exercise of stock options which are exercisable within 60 days of the date of this table.

(12) Includes 447,514 shares of common stock issuable upon the exercise of stock options which are exercisable within 60 days of the date of this table.

                                  PROPOSAL 1

                         ELECTION OF CLASS I DIRECTORS

  Our board of directors currently consists of 6 directors. The board consists of three classes of directors, with each director serving a three-year term. Each year, one class of directors is subject to stockholder vote. At the annual meeting, stockholders will vote on the election of two class I directors. Each class I director elected at the annual meeting will serve until the 2003 annual meeting of stockholders and until such director's successor has been elected and qualified, except if the director resigns, is removed or dies before such time.

  Class I members presently are Robert J. Glaser and David J. Williams. Mr. Glaser and Mr. Williams are the director nominees for election to the board of directors at the annual meeting. Class II members are Ann H. Lamont and Howard Pien and Class III members are and Frank Baldino, Jr., Ph.D. and Claude H. Nash.

  The affirmative vote of a plurality of shares of the common stock present or represented by proxy at the annual meeting and entitled to vote is required for the election of Mr. Glaser and Mr. Williams as directors. If either of them should become unable to accept nomination or election, a circumstance which we do not expect, the proxy agents intend to vote for any alternate nominees designated by the board of directors or, in the discretion of the board, the positions may be left vacant.

  Described below is certain information regarding each director, including the nominees.

Class I -- Nominees for Terms Continuing until 2003

  Robert J. Glaser. Mr. Glaser has served as one of our directors since August 1997. Mr. Glaser is currently President of the McKesson HBOC Pharmaceutical Services division of McKesson HBOC. He was President and Chief Operating Officer of Ostex International from 1996-1997. Mr. Glaser was Senior Vice President of Marketing for Merck U.S. Human Health from 1994-1996, Vice President of Marketing from 1993-1994 and Vice President of Merck's Vaccine Division from 1991-1993. Mr. Glaser is 47 years of age.

  David J. Williams. Mr. Williams has served as one of our directors since November 1997. Mr. Williams has been President and Chief Operating Officer of Aventis Pasteur, and its predecessor Pasteur Merieux Connaught USA, since 1988. Mr. Williams also is a director of Blue Cross of Northeastern Pennsylvania. Mr. Williams is 50 years of age.

Class II -- Directors with Terms Continuing until 2001

  Ann H. Lamont. Ms. Lamont, a co-founder of ViroPharma, has served as one of our directors since June 1995. Since 1986, Ms. Lamont has served as general partner and managing member of certain limited partnerships affiliated with Oak Investment Partners, a venture capital organization. Ms. Lamont is 43 years of age.

  Howard Pien. Mr. Pien has served as one of our directors since August 1998. Mr. Pien is President, Pharmaceuticals, SmithKline Beecham, and has overall responsibility for the commercial operations of SmithKline Beecham's global pharmaceutical business. Since joining SmithKline Beecham in 1991, Mr. Pien has held key positions in SmithKline Beecham's pharmaceutical business in the United States, the United Kingdom, China and Korea. Mr. Pien is 42 years of age.

Class III -- Nominees with Terms Continuing until 2002

  Claude H. Nash. Mr. Nash, a co-founder of ViroPharma, has served as Chairman of our board of directors since February 1997, and as Chief Executive Officer, President and one of our directors since our commencement of operations in December 1994. From 1983 until 1994, Mr. Nash served as Vice President, Infectious Disease and Tumor Biology at Schering-Plough Corporation, a pharmaceutical company. Mr. Nash received his Ph.D. from Colorado State University. Mr. Nash is 57 years of age.

  Frank Baldino, Jr., Ph.D. Dr. Baldino has served as one of our directors since June 1995. Since 1987, he has served as President, Chief Executive Officer and director of Cephalon, Inc., an integrated specialty biopharmaceutical company committed to the discovery, development and marketing of products to treat neurological disorders and cancer. Dr. Baldino is also a director of First Consulting Group, Inc. and Pharmacopeia, Inc. Dr. Baldino is 46 years of age.

Committees and Meetings of the Board

  The board of directors has a compensation committee and an audit committee. During 1999, the board of directors held 8 meetings, the compensation committee held 2 meetings, and the audit committee held 2 meetings. Mr. Williams attended 4 of 8 meetings of the board of directors held in 1999. Mr. Pien attended 5 of 8 meetings of the board of directors held in 1999.

  The compensation committee makes recommendations concerning salaries and incentive compensation for our employees and consultants. The audit committee reviews the results and scope of the audit and other services provided by our independent auditors. The current members of the compensation committee are Mr. Glaser and Ms. Lamont, and the current members of the audit committee are Dr. Baldino, Mr. Pien and Mr. Williams. Mr. Williams attended 1 of 2 audit committee meetings in 1999.

Compensation of Directors

  Non-employee directors not affiliated with any of our investors receive $10,000 per year, plus travel expenses for each meeting of the board of directors they attend. These directors also receive options to purchase 20,000 shares of our common stock upon their election, or reelection, to the board of directors. Dr. Baldino received a grant of options to purchase 20,000 shares of our common stock after he was reelected to the board at our 1999 annual meeting.

  In July 1997, we entered into an agreement with Dr. Baldino, and in November 1997, we entered into an agreement with Mr. Williams, in connection with their participation on the board of directors. Under these agreements, Dr. Baldino and Mr. Williams were granted stock options to purchase 13,334 and 20,000 shares of our common stock, respectively, at an exercise price equal to the fair market value of the common stock on the date of grant, and are each to be paid $5,000 per year, payable in equal, quarterly installments and credited against the director fees payable to them as described above.

  Each of our directors and officers are parties to indemnification agreements with us. Under these agreements, they will be indemnified against liabilities and expenses incurred in connection with their services to us to the fullest extent permitted by Delaware law. Their indemnification rights are subject to each director and officer meeting the applicable standard of care and to a determination to indemnify by a majority of disinterested directors or by independent counsel.

Compensation Committee Interlocks and Insider Participation

  None.

 OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES FOR CLASS
                  I DIRECTORS AS DESCRIBED IN PROPOSAL NO. 1.

                            EXECUTIVE COMPENSATION

  The following table provides information on compensation paid or earned during the fiscal years ended December 31, 1997, December 31, 1998 and December 31, 1999 to the named executive officers.

                          Summary Compensation Table
                              Annual Compensation

                                                                    Long-term
                                                                   Compensation
                                                                   ------------
                                                                    Securities
                                                   Other Annual     Underlying   All Other
   Name and Position      Year  Salary   Bonus  Compensation($)(1)   Options    Compensation
   -----------------      ---- -------- ------- ------------------ ------------ ------------
Claude H. Nash..........  1999 $241,805 $19,344        --             40,500      $22,500(2)
Chief Executive Officer
 and                      1998  241,805  33,000        --             27,000       22,500(2)
President                 1997  220,000  55,000        --             45,000       20,000(3)
Mark McKinlay...........  1999  194,740  15,579        --             22,500      $ 2,500(4)
Vice President, Research
 &                        1998  194,740  28,300        --             15,000        2,500(4)
Development               1997  181,500  46,375        --             25,000          --
Marc S. Collett.........  1999  170,665  13,653        --             22,500      $ 2,500(4)
Vice President,
 Discovery                1998  170,665  23,925        --             15,000      $ 2,500(4)
Research                  1997  159,500  39,875        --             25,000          --
Johanna A. Griffin......  1999  148,135  11,851        --             15,000      $ 2,222(4)
Vice President, Business  1998  148,135  20,963        --             12,000      $ 2,222(4)
Development               1997  139,750  34,938        --             20,000          --
Vincent J. Milano.......  1999  134,400  10,752        --             22,500      $ 6,487(5)
Vice President, Chief
 Financial                1998  134,400  18,500        --             12,000      $ 9,681(5)
Officer and Treasurer     1997  120,000  12,000        --             20,000      $ 2,874(5)

--------
(1) Excludes perquisites and other personal benefits, securities or property which are, in the aggregate, less than 10% of the total annual salary and bonus.
(2) Represents premiums of $20,000 paid by us for life insurance of which we are not the beneficiary and contributions to our 401(k) plan of approximately $2,500 made by us on behalf of Mr. Nash.
(3) Represents premiums paid by us for life insurance of which we are not a beneficiary.
(4) Represents contributions made by us on behalf of such person to our 401(k) plan.
(5) Represents debt forgiveness of $4,471 in 1999, $7,665 in 1998 and $2,874 in 1997 that otherwise would have been due under a promissory note that Mr. Milano signed in favor of us in connection with his relocation expenses that were reimbursed by us in 1997, and contributions to our 401(k) plan of $2,061 in 1999 and 1998.

Stock Option Grants

  The following table summarizes stock options granted to the named executive officers during the fiscal year ended December 31, 1999. These options vest in four annual installments commencing on the first anniversary of the date of grant. The percentage of total options granted is based on an aggregate of 385,100 options granted to employees in 1999, including options granted to our named executive officers.

  The potential realizable value of each grant, as set forth in the table below, is calculated assuming that the market price of the underlying security appreciates at annualized rates of 5% and 10% over the ten-year term of the option. The results of these calculations are based on rates set forth by the Securities and Exchange Commission and are not intended to forecast possible future appreciation of the price of our common stock.

                       Option Grants in Last Fiscal Year

                                         Individual Grants
                         --------------------------------------------------
                                                                            Potential Realizable
                                                                              Value at Assumed
                                                                            Annual Rates of Stock
                            Number of                                       Price Appreciation of
                           Securities                  Exercise                  Option Term
                           Underlying    Total Options   Price   Expiration ----------------------
          Name           Options Granted    Granted    ($/share)    Date        5%         10%
          ----           --------------- ------------- --------- ---------- ---------- -----------
Claude H. Nash..........     40,500          10.5%      $11.625    1/1/09   $  296,091 $  750,353
Mark McKinlay...........     22,500           5.8%       11.625    1/1/09      164,495    416,863
Marc S. Collett.........     22,500           5.8%       11.625    1/1/09      164,495    416,863
Johanna A. Griffin......     15,000           3.9%       11.625    1/1/09      109,664    277,909
Vincent J. Milano.......     22,500           5.8%       11.625    1/1/09      164,495    416,863

                   Aggregated Fiscal Year-End Option Values

  The following table shows 1999 year-end amounts and value of shares of our common stock underlying outstanding options for our five highest paid executive officers. None of these persons exercised any stock options in 1999.

                               Number of Securities
                              Underlying Unexercised     Value of Unexercised
                              Options at December 31,   In-The-Money Options at
                                       1999                December 31, 1999(1)
                             ------------------------- -------------------------
Name                         Exercisable Unexercisable Exercisable Unexercisable
----                         ----------- ------------- ----------- -------------
Claude H. Nash..............   42,638       87,712     $1,195,749   $2,134,803
Mark McKinlay...............   61,385       61,295      2,019,850    1,637,862
Marc S. Collett.............   51,823       58,108      1,676,269    1,523,336
Johanna A. Griffin..........   27,822       38,941        832,818      975,766
Vincent J. Milano...........   22,118       50,202        655,298    1,303,559

--------
(1) Based on the difference between the closing price per share of $36.13 on December 31, 1999, and the exercise price of the option.

Confidentiality and Inventions Agreements

  We have entered into confidentiality and inventions agreements with each of our employees. The agreements provide that, among other things, all inventions, discoveries and ideas made or conceived by an employee during employment which are useful to us or related to our business or which were made or conceived with the use of our time, material, facilities or trade secret information, belong exclusively to us, without additional compensation to the employee. The agreements also have confidentiality provisions in favor of us and noncompetition provisions in favor of us during employment.

  The following Report of the Compensation Committee and the Performance Graph on page 11 will not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference. The following report shall not otherwise be deemed filed under such acts.

                                 REPORT OF THE
                            COMPENSATION COMMITTEE

  The compensation committee of the board of directors is composed of two non-employee directors. The compensation committee is responsible for setting and administering the policies that govern annual executive salaries, bonuses, if any, and stock ownership programs. The compensation committee annually evaluates the performance, and determines or recommends to the full board the compensation, of the Chief Executive Officer, or CEO, and our other executive officers based upon a mix of the achievement of corporate goals, individual performance and comparisons with other biopharmaceutical companies.

  The goals of the compensation committee with respect to executive officers, including the CEO, are to provide compensation designed to attract, motivate and retain executives of outstanding ability and potential and to align the interests of executive officers with the interests of our stockholders. We seek to provide incentives for superior individual performance by paying competitive compensation, and to base a significant portion of compensation upon our performance. To meet these goals, the compensation committee has adopted a mix among the compensation elements of salary, bonus and stock option grants with exercise prices set at the fair market value at the time of grant.

  Many traditional measures of corporate performance for mature pharmaceutical companies or companies in other industries, such as earnings per share or sales growth, are not useful in the evaluation of pharmaceutical companies in our stage of development. Accordingly, the compensation committee evaluates other indications of performance, such as our progress in achieving milestones in the development of our drug candidates, in obtaining rights to drug candidates and in raising the capital needed for our operations as the basis in making executive compensation decisions.

  The compensation committee also considers salary and other compensation data from an analysis of certain comparable companies, and from a relevant industry survey(s), for similar executive positions. Bonuses are awarded on a company-wide basis upon the achievement of corporate milestones. Executive officers also are eligible to receive an additional bonus in connection with the Stockholder Value Reward program adopted by us in 1998 that emphasizes the link between executive incentives and the creation of stockholder value as measured by the equity markets. In awarding stock options, the compensation committee considers individual performance, overall contribution to us, officer retention, the number of unvested stock options and the total number of stock options to be awarded. In addition, the compensation committee generally does not award stock options to executive officers more frequently than once every year.

  The compensation committee met in December 1999 and January 2000 to review and approve base salary increases and option grants for the CEO and other executive officers for 2000, and bonuses based on our market capitalization during 1999. In determining the CEO's salary, the committee observed that we achieved positive results in our clinical trials with pleconaril, our lead drug candidate, for adult meningitis and viral respiratory infection in 1999. The committee also noted that we were successful in raising over $60 million in our October 1999 public offering of shares of our common stock. Further, the compensation committee considered our performance as a whole in 1999, and the facts that the CEO did not receive a salary increase in 1999 and was below the average salary for his position when compared to the salary data and industry surveys described above. The compensation committee set the CEO's base salary for 2000 at $302,256. The full board ratified the compensation committee's determination. In addition, after considering the criteria relating to awarding stock options, and consistent with the our general policies, the committee granted options to those employees recommended by management, and to all executive officers, including the CEO. Under our Stockholder Value Reward program, the CEO and our other executives were eligible for a bonus because our adjusted market capitalization for 1999 significantly increased over its adjusted market capitalization in 1998. In connection with that program, the committee approved a $270,425 bonus for the CEO.

Deductibility of Certain Compensation

  Section 162(m) of the Internal Revenue Code of 1986, as amended, generally denies a federal income tax deduction for certain compensation exceeding $1,000,000 paid to the CEO or any of the other named executive officers, excluding, among other things, certain performance-based compensation. Through December 31, 1999, this provision has not affected our tax deductions, and the compensation committee believes that, at the present time, it is quite unlikely that the compensation paid to any of our employees in a taxable year which is subject to the deduction limit will exceed $1,000,000. The compensation committee intends to continue to evaluate the effects of the statute and any applicable regulations and to comply with Internal Revenue Code Section 162(m) in the future to the extent consistent with our best interests.

                                     MEMBERS OF THE COMPENSATION COMMITTEE

                                     Robert J. Glaser
                                     Ann H. Lamont

April 1, 2000

                               PERFORMANCE GRAPH

  The following line graph compares the cumulative total stockholder return on our common stock, based on its market price, with the cumulative total stockholder return of the Nasdaq National Market-US and the Nasdaq Pharmaceutical Index. Dividend reinvestment has been assumed. The graph commences as of November 19, 1996, the date our common stock first started trading on the Nasdaq National Market.


                              [PERFORMANCE GRAPH]

                     ViroPharma                       Nasdaq US                       Nasdaq Pharm.
                     ----------                       ---------                       -------------
11/19/96              $100.00                          $100.00                           $100.00
12/31/96              $125.00                          $102.38                           $106.13
12/31/97              $251.79                          $125.60                           $109.59
12/31/98              $133.04                          $176.56                           $140.28
12/31/99              $528.57                          $319.66                           $260.40

                                PROPOSAL NO. 2

                  APPROVAL OF AMENDMENT TO STOCK OPTION PLAN

  In March 1998, our board unanimously approved an amended and restated stock option plan. This plan amended and restated our original 1995 stock option plan. The amended and restated stock option plan was approved by our stockholders in May 1998. Under this plan, rights to acquire shares of our common stock may be granted which are either:

  .  options intended to qualify as incentive stock options, or ISOs, under
     Section 422(b) of the Internal Revenue Code; or

  .  non-qualified stock options, or NSOs.

We can grant stock options under the plan to our employees, directors, consultants and advisors.

Amendments to the Option Plan

  On March 13, 2000, our board of directors adopted an amendment to the option plan to increase the number of shares of our common stock reserved for issuance upon the exercise of options granted under the option plan by 750,000 from 2,000,000 to 2,750,000. In the past, our board of directors has increased shares available under the option plan every two or three years. Beginning with the March 2000 increase of 750,000 shares, our board will be increasing the shares available under the option plan on an annual basis, in smaller amounts approximating the number of shares required for the options that we anticipate granting over the next year. As we approach commercialization, we will need to hire additional personnel to build our specialty sales force to call on emergency medicine, infectious disease and pediatric infectious disease physicians. We also will need to hire additional personnel to support our commercialization, manufacturing, quality assurance, preclinical development and research activities. Incentive stock options are a vital component of compensation packages that we can offer to attract high-caliber individuals. Importantly, stock options also serve to ensure that our employees' overall compensation is tied to increases in stockholder value. Our board adopted this amendment to ensure that, as we grow over the coming year, we can meet these objectives and continue to grant stock options to employees at levels determined appropriate by the compensation committee.

  In response to concerns raised by several stockholders in 1998, when our option plan was last amended, our board of directors also included three amendments to our option plan designed to limit the board's future flexibility in administering the option plan. With the amendments to the option plan recently approved by our board of directors, our option plan now:

  . prohibits repricing of outstanding options without the consent of the stockholders;

  . prohibits the grant of any option at an exercise price less than fair market value of our common stock on the date of grant; and

  . requires us to obtain stockholder approval of any amendment to the option plan that would eliminate our obligation to obtain stockholder consent to reprice options, or that would allow us to grant options at an exercise price that is less than the fair market value of our common stock on the date of grant.

  Although we have never repriced our options, or granted options at less than fair market value, the flexibility to do so under the previous option plan was of concern to some stockholders. A copy of our option plan, as amended and restated by our board of directors in the manner described above, can be found at the end of this proxy statement as Annex A.

  As of March 1, 2000, 240,382 shares of our common stock remained available for the granting of options under our option plan and 1,535,226 shares of our common stock were reserved for issuance under outstanding, unexercised options under our option plan. The number of shares subject to our option plan is subject to adjustment in the case of a stock split, stock dividend, combination, recapitalization or similar transaction.

  As of March 1, 2000, ISOs to purchase 1,351,547 shares of our common stock were outstanding under our option plan, with exercise prices ranging from $.20 to $72.00. NSOs to purchase 183,679 shares of common stock were outstanding under our option plan on that date, with exercise prices ranging from $.10 to $22.50. Outstanding options have expiration dates ranging from December 5, 2004 to February 15, 2010. On April 1, 2000, the last sale price for our common stock reported on the Nasdaq National Market was $61.313.

  The table below sets forth the number of shares of our common stock underlying options granted under the stock option plan as of March 1, 2000 to:
(1) the named executive officers who hold options, (2) our current executive officers as a group, (3) our current nonemployee directors as a group, (4) the director nominees and (5) our employees, including current officers who are not executive officers, as a group.

                                                                   Shares of
                                                                  Common Stock
                                                                   Underlying
Name                                                                 Option
----                                                              ------------
Claude H. Nash...................................................   160,350
Mark McKinlay....................................................   143,680
Marc S. Collett..................................................   130,931
Vincent J. Milano................................................   110,308
Johanna A. Griffin...............................................    81,763
All current executive officers as a group........................   819,031
All current nonemployee directors as a group.....................    93,334
Robert J. Glaser--director nominee...............................    20,000
David J. Williams--director nominee..............................    20,000
All employees, including all current officers who are not
 executive
 officers, as a group............................................   763,703

Description of Plan

  Our stock option plan may be administered by our board of directors or by a committee of the board. Currently, the compensation committee of the board administers our option plan. Subject to the provisions of our option plan, the compensation committee has the authority to:

  . determine the persons to whom options will be granted, the number of shares to be covered by each option, and the exercise price per share;

  . prescribe, amend and rescind rules and regulations relating to the option plan;

  . determine the conditions which must be satisfied in order for an option to vest and become exercisable;

  .  accelerate the vesting or exercise date of any option; and

  .  interpret the option plan or any option agreement.

  Our option plan, as amended and restated, provides that the compensation committee must establish an exercise price for ISOs and NSOs that is not less than the fair market value per share of our common stock at the date of grant. Our previous option plan permitted the compensation committee to price NSOs below market value, provided that the exercise price could not be below the par value per share of our common stock. We cannot reprice outstanding options granted under our amended and restated option plan without the consent of our stockholders. Our previous option plan permitted repricing of options without stockholder consent.

  Each option expires within 10 years of the date of grant. However, if ISOs are granted to persons owning more than 10% of our voting stock, the exercise price may not be less than 110% of the fair market value per share at the date of grant, and the term of the ISOs may not exceed five years. The aggregate number of options which may be granted under the option plan to any one person is limited to 500,000 shares, subject to proportionate adjustment for changes in capitalization. Options vest upon satisfaction of vesting conditions, which may include attainment of performance goals, completion of specified periods of service, or other conditions specified by the compensation committee.

  Generally, if an optionee is an employee or director and the optionee's relationship with us ceases for any reason, other than termination for cause, death or disability, the optionee may exercise options that are then vested within the three-month period following the end of our relationship. Options may terminate or expire sooner, however, by their terms. If the optionee commences competitive employment within the three-month period, all unexercised options will terminate immediately. If an optionee is an advisor or consultant, termination of the relationship with us does not cause acceleration of the expiration of the option. However, if the advisor or consultant violates the terms of a non-competition covenant in an agreement that he or she may have with us, all unexercised options will terminate immediately.

  If an optionee's relationship with us ends due to disability or death, the option may be exercised by the optionee or executor, as appropriate, for a period following 12 months from the date of termination. However, if our relationship ends because of a disability, unexercised options will terminate if an optionee who is an employee or director commences competitive employment or service or, in the case of a consultant or advisor, violates the terms of his or her non-competition covenant in the 12-month period following termination. If an optionee is terminated for cause, all unexercised options are forfeited, including options that have been exercised but for which no share certificates have been issued, provided that we refund the exercise price paid by the optionee.

  The plan also has provisions that take effect if we experience a change of control. As used in the plan, a change of control means:

  .  the approval of a plan or other arrangement to dissolve or liquidate us;

  . the approval of an agreement to sell or otherwise dispose of all or substantially all of our assets;

  . the approval of an agreement to merge or consolidate us with or into another corporation. A merger or consolidation will not result in a change of control, however, if our stockholders will own at least 50%, on a fully diluted basis, of the voting capital stock of the surviving corporation immediately after the merger or consolidation, in the same proportion as our stockholders' ownership of our stock immediately before the merger or consolidation;

  . the acquisition by a third party of voting control over more than 50% of the outstanding shares of our voting capital stock, on a fully diluted basis. This will not result in a change of control, however, if:

    .  the transaction results from our original issuance of stock; and

    . the transaction was approved by at least a majority of our directors who shall have been either members of the board on the date that this plan was originally adopted by the board or members of the board for at least 12 months prior to the date that the transaction is approved; or

  . a significant change in the composition of the board of directors occurs, such that a majority of the board shall have been board members for less than 12 months. This change in board composition will not result in a change of control, however, if the nomination for election of each director who was not a director at the beginning of that 12 month period was approved by a vote of at least 60% of the directors who are both still in office and who were directors at the beginning of that twelve 12 month period; or

  . the board determines that the events described in the fourth item above are reasonably likely to occur.

  If a change of control occurs and our option plan is not continued by a successor corporation, and if our optionees do not receive equivalent options for common stock in a successor corporation, then our option plan will be terminated. In this case, options previously granted to employees and board members that are not vested will vest as follows:

  . if an employee or board member has been employed by us, or has served on our board, for at least two years as of the change of control, then all of his or her unvested options will be fully vested; or

  . if an employee or board member has been employed by us, or has served on our board, for less than two years as of the change of control, then 50% of all of his or her unvested options will be fully vested, and the remaining portion of such options will lapse and be forfeited.

  If a change of control occurs and our option plan is continued by a successor corporation, or if our optionees receive substituted options for common stock in a successor corporation, then options previously granted to employees and board members shall vest as follows:

  . if the employee is a member of our management team or is a board member at the time of the change of control, and he or she is not offered substantially equivalent employment with the successor corporation, both in terms of duties and compensation, then any unvested options will become fully vested and exercisable in the manner described above (i.e., all will vest if the person was employed by us for more than two years; 50% will vest if the person was employed by us for less than two years); and

  . if any person, without regard to such optionee's title, is offered substantially equivalent employment with the successor corporation, then options will not be subject to accelerated vesting. If that person's employment with the successor corporation is terminated during the six month period following the change of control, however, then any unvested substituted options will be fully vested at the date of termination in the manner described above (i.e., all will vest if the person was employed by us for more than two years; 50% will vest if the person was employed by us for less than two years).

  The option exercise price must be paid in full at the time the notice of exercise of the option is delivered to us and must be tendered in cash, or by personal or certified check. The compensation committee has the discretion to permit an optionee to exercise by delivering a combination of shares and cash. The board may suspend, amend or terminate the option plan. With the amendments to the option plan recently approved by our board of director, however, stockholder approval must be obtained for amendments which would:

  . increase the number of shares which are to be reserved for the issuance of options under our option plan;

  . permit the granting of options to a class of employees other than those presently permitted to receive options under our option plan;

  .  permit repricing of options; or

  . permit us to grant options at less than the fair market value of our common stock on the date of grant.

  The following is a brief description of the federal income tax consequences of stock options which may be granted under our option plan under present tax laws. The following description does not address all of the tax consequences that may be applicable to us or to any particular optionee. In addition, the discussion does not address foreign, state or local taxes, nor does it address federal taxes other than federal income tax. The discussion is based upon applicable statutes, regulations, case law, and administrative interpretations in effect as of the date of this proxy statement.

  Incentive Stock Options. There are no federal income tax consequences to either the optionee or us upon the grant of an ISO. Upon a sale of the shares obtained from the exercise of an ISO, the optionee will recognize a long-term capital gain (or loss) measured by the excess (or deficit) of the amount realized from such sale over the option price of such shares, but no deduction will be allowed to us, if the following holding period requirement is satisfied:

  . the optionee does not dispose of the shares within two years from the date the ISO was granted; or

  . the optionee does not dispose of the shares within one year from the date the shares were issued to the optionee.

  If an optionee disposes of shares before the holding period requirement is satisfied, the optionee will recognize ordinary income in the year of disposition, and we will be entitled to a corresponding deduction, in an amount equal to the lesser of:

  . the excess of the fair market value of the shares on the date of exercise over the option price of the shares; or

  . the excess of the amount realized from such disposition over the option price of the shares.

  Where shares are sold before the holding period requirement is satisfied, the optionee will also recognize a capital gain to the extent that the amount realized from the disposition of the shares exceeds the fair market value of the shares on the date of exercise. Upon exercise of an ISO, the excess, if any, of the fair market value over the exercise price will be an item of tax preference for purposes of the optionee's alternative minimum tax.

  Non-Qualified Stock Options. There are no federal income tax consequences to either the optionee or to us upon the grant of an NSO. Upon the exercise of an NSO, the optionee will recognize ordinary compensation income in an amount equal to the excess of the fair market value of each share on the date of exercise over the option price, and we generally will be entitled to a federal income tax deduction of the same amount.

  In general, if previously owned shares are used to pay the exercise price of options, the optionee's tax basis and holding period of such previously owned shares will be carried over to the equal number of shares received on exercise. The fair market value of any additional shares received upon the exercise of an option will be recognized by the optionee as ordinary income. The tax basis of the additional shares will be equal, in the aggregate, to the ordinary income recognized by the optionee. The holding period will begin on the day after the tax basis of the shares is determined. However, if the previously owned shares had been acquired on the exercise of an ISO and the holding period requirement for those shares was not satisfied at the time they were used to exercise an option, such use would constitute a disposition of such previously owned shares resulting in the recognition of ordinary income as described above.

   THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE
         AMENDMENT TO OUR OPTION PLAN AS DESCRIBED IN PROPOSAL NO. 2.

                                PROPOSAL NO. 3

AMENDMENT OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE
                NUMBER OF SHARES OF COMMON STOCK ISSUABLE BY US

  Our board of directors has unanimously approved an amendment to our amended and restated certificate of incorporation which would increase the authorized number of shares of common stock, par value $.002 per share, by 73,000,000 shares from 27,000,000 shares to 100,000,000 shares. The authorized number of shares of our preferred stock would remain 5,000,000 shares. Accordingly, the aggregate number of shares of capital stock, including both common stock and preferred stock, that would be authorized for issuance after giving effect to the proposed amendment would increase from 32,000,000 shares to 105,000,000 shares.

  As noted above, as of April 1, 2000 there were 15,156,635 shares of our common stock outstanding. At that date, we had 6,186,377 shares of common stock available for issuance after giving effect to:

  .  2,000,000 shares reserved for issuance under our stock option plan;

  . 2,600,000 shares reserved for issuance upon conversion of our series A convertible participating preferred stock;

  . 200,000 shares reserved for issuance upon conversion of the series A junior convertible preferred stock that have been reserved for issuance under our Stockholders Rights Plan; and

  . 595,000 shares reserved for issuance upon the exercise of outstanding warrants.

  The additional common stock to be authorized by adoption of the proposed amendment to our amended and restated certificate of incorporation would have rights identical to our currently outstanding common stock. Approval of the proposed amendment by our stockholders and issuance of the common stock would not affect the rights of the holders of our currently outstanding common stock, except for effects incidental to increasing the number of shares of our common stock outstanding, including a dilutive effect on present stockholders if and when the additional shares were issued. In addition, the increase in the authorized but unissued common stock could have the effect of making it more difficult for a third party to acquire, or discouraging a third party from acquiring, a majority of our outstanding voting stock.

  The proposed increase in the number of shares of our authorized common stock will ensure that shares will be available, if needed, for issuance in connection with acquisitions, stock splits, stock dividends or other corporate purposes. Our board of directors believes that the availability of the additional shares for such purposes without delay would be beneficial to us.

  No further action or authorization by our stockholders would be necessary prior to the issuance of the additional shares of common stock unless required by applicable law or regulatory agencies or by the rules of any stock exchange on which our securities may then be listed. If the proposed amendment is adopted, it will become effective upon filing a certificate of amendment to our amended and restated certificate of incorporation with the secretary of state of the state of Delaware. The text of the proposed amendment to the Amended and Restated Certificate of Incorporation is attached to this Proxy Statement as Annex B.

 THE BOARD OF DIRECTORS RECOMMENDS THAT THE YOU VOTE "FOR" THE APPROVAL OF THE AMENDMENT OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION INCREASING
    THE NUMBER OF SHARES OF COMMON STOCK THAT WE ARE AUTHORIZED TO ISSUE AS
                         DESCRIBED IN PROPOSAL NO. 3.

                                PROPOSAL NO. 4

                 ADOPTION OF THE EMPLOYEE STOCK PURCHASE PLAN

  On March 13, 2000, our board of directors adopted an employee stock purchase plan. The stock purchase plan is intended to be qualified under Internal Revenue Code Section 423. If a plan is qualified under Section 423, our employees who participate in the plan enjoy certain tax advantages, as described below. In order for the plan to be qualified, our stockholders must approve the plan.

  The stock purchase plan allows our employees to purchase our common stock at a discount, without being subject to tax until they sell the stock, and without having to pay any brokerage commissions with respect to the purchases. We plan to implement the stock purchase plan on July 1, 2000, provided that we receive stockholder approval.

  The purpose of the stock purchase plan is to encourage the purchase of common stock by our employees, to provide employees with a personal stake in ViroPharma and to help us retain our employees. In addition, our board can approve the participation of any subsidiaries. Currently, we have no subsidiaries and only employees of ViroPharma will participate in the stock purchase plan.

  The stock purchase plan will be administered by our board of directors or by a committee of the board appointed by the board of directors.

 Description of the Stock Purchase Plan

  The stock purchase plan provides employees with the right to purchase shares of our common stock through payroll deduction. A total of 300,000 shares of our common stock are available for purchase under the stock purchase plan, subject to adjustment in the number and price of shares available for purchase in the event the outstanding shares of common stock are increased or decreased through stock dividends, recapitalizations, reorganizations or similar changes.

  The stock purchase plan is administered by our board of directors, which may delegate responsibility for administration to a committee of the board. Subject to the terms of the stock purchase plan, the board or the committee has authority to interpret the stock purchase plan, prescribe, amend and rescind rules and regulations relating to it and make all other determinations deemed necessary or advisable in administering the stock purchase plan.

  A full-time employee is eligible to participate in the stock purchase plan if he or she is employed on the first day of an offering period. A part-time employee is eligible to participate in the stock purchase plan if, as of the last day of the month immediately preceding the effective date of an election to purchase our common stock under the stock purchase plan, he or she has been employed by us on a part-time basis for at least 24 consecutive months. An employee is considered to be a part-time employee if the employee is scheduled to work at least 20 hours per week. As of March 1, 2000 approximately 110 employees, including our Chief Executive Officer and our other executive officers, were eligible to participate in the stock purchase plan.

  Any employee who, after purchasing our common stock under the stock purchase plan, would own 5% or more of the total combined voting power or value of all classes of our stock or any subsidiary corporation is not eligible to participate. Ownership of stock is determined in accordance with the provisions of Section 424(d) of the Internal Revenue Code. In addition, an employee is not permitted to purchase stock worth more than $25,000 in fair market value for each calendar year.

  Stock will be available to be purchased every six months. Eligible employees may elect to participate in the stock purchase plan during an offering which starts on each January 1 and July 1 and ends on each June 30 and December 31, respectively. Shares of common stock will be deemed to have been purchased on June 30 or December 31, as applicable. The purchase price per share will be 85 percent of the lesser of:

  . the fair market value per share of our common stock on January 1 or July 1, as applicable; or

  . the fair market value per share of our common stock on June 30 or December 31, as applicable.

If any of these dates is not a trading day, then fair market value will be determined on the next trading day after such date.

  An eligible employee who wishes to participate in the stock purchase plan must file an election form with the board or committee at least 15 days before the applicable January 1 or July 1. Each participant will have payroll deductions made from his or her compensation on each regular payday during the time he or she is a participant in the stock purchase plan. All payroll deductions will be credited to the participant's account under the stock purchase plan. A participant who is on an approved leave of absence may authorize continuing payroll deductions.

  If the total number of shares of common stock for which purchase rights are exercised at the end of a six-month offering period exceeds the maximum number of shares of common stock available, the board or committee will make a pro rata allocation of shares available for delivery and distribution. The unapplied account balances will be credited to participants' accounts for the next succeeding offering or, at the participant's election, returned to the participant, without interest, as soon as practicable following the end of the offering period.

  A participant may discontinue his or her participation in the stock purchase plan at any time, but no other change can be made during an offering period. A participant may change the amount of payroll deductions for subsequent offerings by giving written notice of such change to the board or committee on or before the 15th day of the month immediately preceding the beginning of an offering period.

  A participant may elect to withdraw all, but not less than all, of the balance credited to the participant's account by providing a termination form to the board or the committee at any time before the end of the offering period. All amounts credited to such participant's account shall be paid as soon as practicable following receipt of the participant's termination form, and no further payroll deductions will be made with respect to the participant.

  If a participant's employment terminates for any reason other than death, all amounts credited to such participant's account will be returned to the participant. If a participant's employment terminates due to death or the participant dies after termination of employment but before the participant's account has been returned, all amounts credited to such participant's account will be returned to the participant's successor-in-interest. A participant who is on an approved leave of absence will remain eligible to participate in the stock purchase plan for the first 90 days of such leave of absence. If the participant has not returned to regular non-temporary employment by the close of business on the 90th day of such leave of absence, he or she will be considered to have terminated employment for purposes of the stock purchase plan.

  All funds held or received by us under the stock purchase plan may be used for any corporate purpose until applied to the purchase of shares of our common stock or refunded to employees and will not be segregated from our general assets. Shares of our common stock purchased under the stock purchase plan will be issued from our authorized but unissued shares. We will pay all fees and expenses incurred, excluding individual Federal, state, local or other taxes, in connection with the stock purchase plan.

  An employee's rights under the stock purchase plan belong to the employee alone and may not be transferred or assigned to any other person during the employee's lifetime.

  A participant may not transfer the shares purchased pursuant to the stock purchase plan for the nine-month period commencing on the date the shares are purchased. In order to ensure that the transfer restrictions are adhered to, we will hold the shares in escrow for the nine-month restriction period. The restriction period may be waived if the participant makes a written request, and the board or committee determines that the participant has suffered an unforeseeable financial emergency. An unforeseeable financial emergency is an unexpected need for cash arising from illness, casualty loss, sudden financial reversal, or other unforeseeable occurrence. If the board or committee determines that a participant has incurred an unforeseeable financial emergency, it shall release that number of shares from escrow the sale of which will generate an amount necessary to meet the financial emergency. In addition, the board or committee may waive all or part of the restriction period on a uniform basis. After the shares of common stock have been issued under the stock purchase plan and the restriction period has expired, such shares may be assigned or transferred the same as any other shares.

  The stock purchase plan is not qualified under Section 401(a) of the Internal Revenue Code. We generally will not be entitled to a deduction with respect to stock purchased under the stock purchase plan, unless the stock is disposed of less than one year after it is purchased by the employee, or less than two years after the start of the offering period pursuant to which the stock was purchased.

  Generally, no tax consequences arise at the time the participant purchases shares of common stock. Upon a disposition of shares, the participant will receive compensation taxable as ordinary income for the taxable year in which the disposition occurs in an amount equal to the lesser of:

  . the excess of the purchase price over the fair market value of the shares at the beginning of the offering period, or

  . the excess over the purchase price of (a) the amount actually received for the shares if sold or exchanged or (b) the fair market value of the shares on the date of any other termination of his or her ownership (such as by gift).

  The amount of such ordinary income is then added to the participant's basis in his shares for purposes of determining capital gain or loss. This tax treatment only applies if the following holding period requirement is satisfied:

  . the participant does not dispose of the shares for at least one year after the date of purchase, and

  . the participant does not dispose of the shares for at least two years after the beginning of the offering period during which the shares were purchased.

  If a participant disposes of shares of common stock purchased under the stock purchase plan before the holding period is satisfied, he or she will receive compensation taxable as ordinary income in the amount of the difference between the amount paid for the shares and the fair market value of the shares at the time of purchase. If the shares are sold or exchanged, the amount of such ordinary income is added to the participant's basis in his shares for purposes of determining capital gain or loss.

  If a participant dies before disposing of the shares purchased under the stock purchase plan, he or she will be deemed to have realized compensation income taxable as ordinary income in the taxable year closing with his or her death in an amount equal to the lesser of:

  . the excess of the purchase price over the fair market value of the shares at the beginning of the offering period, or

  . the excess over the purchase price of the fair market value of the shares on the date of death.

He or she is deemed not to have realized any capital gain or loss because of death.

  The board or the committee has the right to amend, modify or terminate the stock purchase plan at any time without notice, provided that upon any termination, all shares or unapplied payroll deductions will be distributed to participants, and provided further, that no amendment will affect the right of a participant to receive his or her proportionate interest in the shares or unapplied payroll deductions. Upon any amendment of the stock purchase plan, stockholder approval will be obtained if required by law.

  The above description is a partial summary of material provisions of our stock purchase plan. This summary is qualified in its entirety by reference to the full text of the plan which appears as Annex C attached to this proxy statement.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF OUR EMPLOYEE
            STOCK PURCHASE PLAN AS DESCRIBED IN THIS PROPOSAL NO. 4

                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

  KPMG LLP has served as our independent certified public accountants since 1995. KPMG LLP has been selected to continue as our independent certified public accountants for the current year. A representative of that firm is expected to be present at the annual meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

              STOCKHOLDER PROPOSALS--FOR THE 2001 ANNUAL MEETING

  We intend to mail next year's proxy statement to our stockholders on or about April 15, 2001. Applicable law requires any stockholder proposal intended to be presented at our 2001 annual meeting of stockholders to be received by us at our office in Exton, Pennsylvania on or before December 15, 2000 in order to be considered for inclusion in our proxy statement and form of proxy for that annual meeting.

  On May 21, 1998, the Securities and Exchange Commission adopted an amendment to Rule 14a-4, issued under the Securities Exchange Act of 1934. The amendment to Rule 14a-4(c)(1) governs our use of discretionary proxy voting authority for a stockholder proposal which the stockholder has not sought to include in our proxy statement. The amendment provides that if a proponent of a proposal fails to notify us at least 45 days prior to the month and day of mailing of the prior year's proxy statement (or any date specified in an advance notice provision), then the management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

  With respect to our 2001 annual meeting of stockholders, if we are not provided notice of a stockholder proposal, which the stockholder has not previously sought to include in our proxy statement, by March 1, 2001, the management proxies will be allowed to use their discretionary authority.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934 requires that our directors, certain of our officers and persons who own more than 10% of our common stock, file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of such common stock. These directors, officers and greater than 10% stockholders are required by regulation to furnish us with copies of all Section 16(a) forms which they file.

  To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, our directors, officers and greater than 10% stockholders complied with all fiscal year 1999 Section 16(a) filing requirements applicable to them, other than one report that was filed late by Ms. Ann Lamont.

                                 OTHER MATTERS

  Our board of directors does not intend to bring any other matters before the annual meeting and has no reason to believe any other matters will be presented. If other matters properly do come before the meeting, however, it is the intention of the persons named as proxy agents in the enclosed proxy card to vote on such matters as they deem appropriate.

  The costs of preparing, assembling, mailing and soliciting the proxies will be borne by us. Proxies may be solicited, without extra compensation, by our officers and employees by mail, telephone, facsimile, personal interviews and other methods of communication.

                                          Thomas F. Doyle

                                          Vice President, General Counsel and
                                           Secretary

April 13, 2000

                                    Annex A

                            VIROPHARMA INCORPORATED
                               STOCK OPTION PLAN

  Section 1. Purposes. The ViroPharma Incorporated 1995 Stock Option Plan was originally effective September 20, 1995. The ViroPharma Incorporated Stock Option Plan (the "Plan"), effective March 13, 1998, is an amendment and restatement of this prior plan. The Plan was most recently amended on March 13, 2000. The purposes of the Plan are to: (a) further the growth and success of ViroPharma Incorporated (the "Company") and its Subsidiaries by enabling selected employees, directors, consultants and advisors of the Company and any Subsidiaries to acquire shares of common stock of the Company, thereby increasing their personal interest in such growth and success and (b) to provide a means of rewarding outstanding performance of such persons to the Company and/or its Subsidiaries. The Options granted pursuant to the Plan are intended to constitute either Incentive Stock Options within the meaning of
Section 422 of the Code, or non-qualified stock options, as determined by the Board or the Committee at the time of award. The type of Options awarded will be specified in the Option Agreement between the Company and the Optionee. The terms of the Plan shall be incorporated in the Option Agreement to be executed by the Optionee.

  Section 2. Definitions

  (a) "Affiliate" shall mean, with respect to a Person, a Person that directly or indirectly controls, or is controlled by, or is under common control with such Person.

  (b) "Award" shall mean a grant of an Option or Options to an Eligible Person pursuant to the provisions of this Plan. Each separate grant of an Option or Options to an Eligible Person and each group of Options which vests on a separate date, is treated as a separate Award.

  (c) "Board" shall mean the Board of Directors of the Company, as constituted from time to time.

  (d) "Change of Control" shall mean the happening of an event, which shall be deemed to have occurred upon the earliest to occur of the following events:

    (i) the date the stockholders of the Company (or the Board, if stockholder action is not required) approve a plan or other arrangement pursuant to which the Company will be dissolved or liquidated, or

    (ii) the date the stockholders of the Company (or the Board, if stockholder action is not required) approve a definitive agreement to sell or otherwise dispose of all or substantially all of the assets of the Company, or

    (iii) the date the stockholders of the Company (or the Board, if stockholder action is not required) and the stockholders of the other constituent corporations (or their respective boards of directors, if and to the extent that stockholder action is not required) have approved a definitive agreement to merge or consolidate the Company with or into another corporation, other than, in either case, a merger or consolidation of the Company in which holders of shares of the Company's voting capital stock immediately prior to the merger or consolidation will have at least 50% of the ownership of voting capital stock of the surviving corporation immediately after the merger or consolidation (on a fully diluted basis), which voting capital stock is to be held in the same proportion (on a fully diluted basis) as such holders' ownership of voting capital stock of the Company immediately before the merger or consolidation, or

    (iv) the date any entity, Person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act), other than (A) the Company, or (B) any of its Subsidiaries, or (C) any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries or (D) any Affiliate (as such term is defined in Rule 405 promulgated under the Securities Act) of any of the foregoing, shall have acquired beneficial ownership of, or shall have acquired voting control over more than 50% of the outstanding shares of the Company's voting capital stock (on a fully diluted basis), unless the transaction pursuant to which such Person, entity or group acquired such beneficial ownership or control resulted from the original issuance by the Company of shares of its voting capital stock and was approved by at least a majority of Directors who shall have been either members of the Board on the date that this Plan was originally adopted by the Board or members of the Board for at least twelve (12) months prior to the date of such approval, or

    (v) the first day after the date of this Plan when Directors are elected such that there shall have been a change in the composition of the Board such that a majority of the Board shall have been members of the Board for less than twelve (12) months, unless the nomination for election of each new Director who was not a Director at the beginning of such twelve (12) month period was approved by a vote of at least sixty percent (60%) of the Directors then still in office who were Directors at the beginning of such period, or

    (vi) the date upon which the Board determines (in its sole discretion) that based on then current available information, the events described in clause (iv) are reasonably likely to occur.

  (e) "Code" shall mean the Internal Revenue Code of 1986, as amended.

  (f) "Committee" shall mean a committee appointed by the Board in accordance with Section 4(a) of the Plan, and if one is appointed, then such committee shall possess all of the power and authority of, and shall be authorized to take any and all actions required to be taken hereunder by, and make any and all determinations required taken hereunder by, the Board.

  (g) "Common Stock" shall mean common stock of the Company, $.002 par value per Share.

  (h) "Company" shall mean ViroPharma Incorporated.

  (i) "Company Plan" means any restricted stock, stock bonus, stock option or other compensation plan, program or arrangement established or maintained by the Company or an Affiliate.

  (j) "Director" shall mean an individual who is a member of the Board of Directors of the Company.

  (k) "Disability" shall mean a mental or physical disability of an Eligible Person which renders such Eligible Person unable to perform the full extent of his duties and responsibilities by reason of his illness or incapacity for a period of 90 consecutive days or longer, or for 90 days during any six-month period.

  (l) "Eligible Person" shall mean any person employed by the Company or any of its Subsidiaries. Additionally, the term "Eligible Person" shall include advisors and consultants to the Company or any Subsidiary, as well as Directors and members of the board of directors of a Subsidiary; provided that Options to Eligible Persons who are not employees of the Company or any of its Subsidiaries shall be limited to non-qualified stock options.

  (m) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

  (n) "Fair Market Value Per Share" shall mean the fair market value of a share of Common Stock, as determined pursuant to Section 8 hereof.

  (o) "Incentive Stock Option" shall mean an Option which is an incentive stock option as described in Section 422 of the Code.

  (p) "Non-Employee Director" shall have the meaning set forth in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission; provided, however, that the Board or the Committee may, to the extent it deems it necessary or desirable to comply with Section 162(m) of the Code and applicable regulations thereunder, ensure that each Non-Employee Director also qualifies as an outside director as that term is defined in the regulations under Section 162(m) of the Code.

  (q) "Option(s)" shall mean an Incentive Stock Option or a non-qualified stock option to purchase Shares that is awarded pursuant to the Plan.

  (r) "Option Agreement" shall mean a written agreement substantially in the form of Exhibit A-1 or A-2, or such other form or forms as the Board or the Committee (subject to the terms and conditions of this Plan) may from time to time approve evidencing and reflecting the terms of an Option.

  (s) "Optionee" shall mean an Eligible Person to whom an Option is awarded.

  (t) "Other Available Shares" means, as of any date, the excess, if any of:

    (i) the total number of Shares owned by an Optionee; over

    (ii) the sum of:

      (A) the number of Shares owned by such Optionee for less than six months; plus

      (B) the number of Shares owned by such Optionee that has, within the preceding six months, been surrendered as payment in full or in part, of the exercise price for an option to purchase any securities of the Company or an Affiliate under any Company Plan.

  (u) "Participant" shall mean each Eligible Person of the Company or a Subsidiary to whom an Award is granted pursuant to the Plan.

  (v) "Person" shall mean an individual, partnership, corporation, limited liability company, trust, joint venture, unincorporated association, or other entity or association.

  (w) "Plan" shall mean the ViroPharma Incorporated Stock Option Plan, as amended from time to time.

  (x) "Pool" shall mean the pool of Shares subject to the Plan, as described in Section 6, and as adjusted in accordance with Section 9 of the Plan.

  (y) "Securities Act" shall mean the Securities Act of 1933, as amended.

  (z) "Shares" shall mean shares of Common Stock.

  (aa) "Subsidiary" shall mean a subsidiary corporation, whether now or hereafter existing, as defined in Sections 424(f) and (g) of the Code.

  Section 3. Participation. Participants in the Plan shall be selected by the Board or the Committee from the Eligible Persons. The Board or the Committee may make Awards at any time and from time to time to Eligible Persons. Any Award may include or exclude any Eligible Person, as the Board or the Committee shall determine in its sole discretion.

  Section 4. Administration.

  (a) Procedure. The Plan shall be administered by the Board. The Board may at any time appoint a Committee consisting of not less than two persons to administer the Plan on behalf of the Board, each of whom is a Non-Employee Director, subject to such terms and conditions as the Board may prescribe. Members of the Committee shall serve for such period of time as the Board may determine. Members of the Board or the Committee who are eligible for Options or have been awarded Options may vote on any matters affecting the administration of the Plan or the award of any Options pursuant to the Plan, except that no such member shall act upon the award of an Option to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or the Committee during which action is taken with respect to the award of Options to himself or herself.

  From time to time the Board may increase the size of the Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

  (b) Powers of the Board and the Committee. Subject to the provisions of the Plan, the Board or the Committee shall have the authority, in its discretion:

    (i) to make Awards;

    (ii) to determine the Fair Market Value Per Share;

    (iii) to determine the exercise price of the Options to be awarded in accordance with Section 7 of the Plan;

    (iv) to determine the Eligible Persons to whom, and the time or times at which, Awards shall be made, and the number of Shares to be subject to each Award;

    (v) to prescribe, amend and rescind rules and regulations relating to the Plan;

    (vi) to determine the terms and provisions of each Award under the Plan and each Option Agreement (which need not be identical with the terms of other Awards and Option Agreements) and, with the consent of the Optionee, to modify or amend an outstanding Award or Option Agreement;

    (vii) to determine the conditions which must be satisfied in order for an Award to vest and become exercisable, which conditions may include satisfaction of performance goals, vesting over time, and other criteria as determined by the Board or the Committee;

    (viii) to accelerate the vesting or exercise date of any Award;

    (ix) to interpret the Plan or any agreement entered into with respect to an Award or exercise of Options;

    (x) to authorize any person to execute on behalf of the Company any instrument required to effectuate an Award or to take such other actions as may be necessary or appropriate with respect to the Company's rights pursuant to Awards or agreements relating to the Award or exercise thereof; and

    (xi) to make such other determinations and establish such other procedures as it deems necessary or advisable for the administration of the Plan.

  (c) Effect of Decisions. All decisions, determinations and interpretations of the Board or the Committee shall be final and binding with respect to all Awards under the Plan.

  (d) Limitation of Liability. Notwithstanding anything herein to the contrary, no member of the Board or the Committee shall be liable for any good faith determination, act or failure to act in connection with the Plan or any Award hereunder.

  Section 5. Eligibility. Awards may be made only to Eligible Persons. An Eligible Person who has received an Award, if he or she is otherwise eligible, may receive additional Awards.

  Section 6. Stock Subject to the Plan. Subject to the provisions of this
Section 6 and the provisions of Section 9 of the Plan, the maximum aggregate number of Shares which may be awarded and sold under the Plan is 2,750,000 Shares of Common Stock (collectively, the "Pool"). The maximum aggregate number of Shares which may be awarded and sold under the Plan to any individual Optionee is 500,000 Shares of Common Stock. Options awarded from the Pool may be either Incentive Stock Options or non-qualified stock options, as determined by the Board or the Committee. If an Option should expire or become unexercisable for any reason without having been exercised in full, the Shares which were subject thereto shall, unless the Plan shall have been terminated, be returned to the Pool and become available for future award under the Plan.

  Section 7. Terms and Conditions of Options. Each Option awarded pursuant to the Plan shall be authorized by the Board or the Committee and shall be evidenced by an Option Agreement in such form as the Board or the Committee may from time to time determine. Each Option Agreement shall incorporate by reference all other terms and conditions of the Plan, including the following terms and conditions:

    (a) Number of Shares. The number of Shares subject to the Option, which shall not include fractional Shares.

    (b) Option Price. The price per Share payable on the exercise of any Option shall be stated in the Option Agreement and shall be no less than the Fair Market Value Per Share of the Common Stock on the date such Option is awarded, without regard to any restriction other than a restriction which will never lapse. Notwithstanding the foregoing, if an Option which is an Incentive Stock Option shall be awarded under this Plan to any person who, at the time of the award of such Option, owns stock possessing more than 10% of the total combined voting power of all classes of the Company's stock, the price per Share payable upon exercise of such Incentive Stock Option shall be no less than 110 percent (110%) of the Fair Market Value Per Share of the Common Stock on the date such Option is awarded. Neither the Board nor the Committee may reprice any outstanding Options.

    (c) Consideration. The consideration to be paid for the Shares to be issued upon the exercise of an Option, including the method of payment, shall be determined by the Board or the Committee and may consist entirely of cash, personal or certified check, or, at the election of the Optionee and as the Board or the Committee may, in its sole discretion, approve, by surrendering Shares with an aggregate Fair Market Value per Share equal to the aggregate Option price, or by delivering such combination of Shares and cash as the Board or the Committee may, in its sole discretion, approve; provided, however, that Shares may be surrendered in satisfaction of the Option price only if the Optionee certifies in writing to the Company that the Optionee owns a number of Other Available Shares as of the date the Option is exercised that is at least equal to the number of Shares to be surrendered in satisfaction of the Option price; provided further, that the Option price may not be paid in Shares if the Board or the Committee determines that such method of payment would result in liability under
  Section 16(b) of the Exchange Act to an Optionee.

  Except as otherwise provided by the Board or the Committee, if payment is made in whole or in part in Shares, the Optionee shall deliver to the Company certificates registered in the name of such Optionee representing Shares legally and beneficially owned by such Optionee, free of all liens, claims and encumbrances of every kind and having an aggregate Fair Market Value on the date of delivery that is not greater than the aggregate Option price accompanied by stock powers duly endorsed in blank by the record holder of the Shares represented by such certificates. If the Board or the Committee, in its sole discretion, should refuse to accept Shares in payment of the Option price, any certificates representing Shares which were delivered to the Company shall be returned to the Optionee with notice of the refusal of the Board or the Committee to accept such Shares in payment of the option price. The Board or the Committee may impose such limitations and prohibitions on the use of Shares to exercise an Option as it deems appropriate.

    (d) Form of Option. The Option Agreement will state whether the Option awarded is an Incentive Stock Option or a non-qualified stock option, and will constitute a binding determination as to the form of Option awarded.

    (e) Exercise of Options. Any Option awarded hereunder shall be exercisable at such times and under such conditions as shall be set forth in the Option Agreement (as may be determined by the Board or the Committee and as shall be permissible under the terms of the Plan), which may include performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

  An Option may be exercised in accordance with the provisions of this Plan as to all or any portion of the Shares then exercisable under an Option from time to time during the term of the Option. If an Option is exercised for a fraction of a Share, the Fair Market Value of such fractional Share, as of the date of exercise, will be paid in cash.

  An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company at its principal executive office in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company, accompanied by any agreements required by the terms of the Plan and/or Option Agreement. Full payment may consist of such consideration and method of payment allowable under this Section 7 of the Plan. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Option is exercised, except as provided in Section 9 of the Plan.

  As soon as practicable after any proper exercise of an Option in accordance with the provisions of the Plan, the Company shall, without transfer or issue tax to the Optionee, deliver to the Optionee at the principal executive office of the Company or such other place as shall be mutually agreed upon between the Company and the Optionee, a certificate or certificates representing the Shares for which the Option shall have been exercised.

  Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available for sale under the Option by the number of Shares as to which the Option is exercised.

    (f) Term and Vesting of Options.

      (i) Except as provided in Section 7(g)(iv), Options awarded hereunder shall vest and become exercisable in whole or in part, in accordance with such vesting conditions as the Board or the Committee shall determine, which conditions shall be stated in the Option Agreement. Options may be exercised in any order elected by the Optionee whether or not the Optionee holds any unexercised Options under this Plan or any other plan of the Company.

      (ii) Notwithstanding any other provision of this Plan, no Option shall be (A) awarded under this Plan after ten (10) years from the date on which this Plan is adopted by the Board, or (B) exercisable more than ten (10) years from the date of award; provided, however, that if an Option that is intended to be an Incentive Stock Option shall be awarded under this Plan to any person who, at the time of the award of such Option, owns stock possessing more than 10% of the total combined voting power for all classes of the Company's stock, the foregoing clause (B) shall be deemed modified by substituting "five (5) years" for the term "ten (10) years" that appears therein.

      (iii) No Option awarded to any Optionee shall be treated as an Incentive Stock Option, to the extent such Option would cause the aggregate Fair Market Value Per Share (determined as of the date of award of each such Option) of the Shares with respect to which Incentive Stock Options are exercisable by such Optionee for the first time during any calendar year to exceed $100,000. For purposes of determining whether an Incentive Stock Option would cause such aggregate Fair Market Value Per Share to exceed the $100,000 limitation, such Incentive Stock Options shall be taken into account in the order awarded. For purposes of this subsection, Incentive Stock Options include all Incentive Stock Options under all plans of the Company that are Incentive Stock Option plans within the meaning of
    Section 422 of the Code.

    (g) Termination of Options.

      (i) Unless sooner terminated as provided in this Plan, each Option shall be exercisable for such period of time as shall be determined by the Board or the Committee and set forth in the Option Agreement, and shall be void and unexercisable thereafter.

      (ii) Except as otherwise provided herein or by the terms of any Award, with respect to an Optionee who is an employee or Director, upon the termination of such Optionee's employment or other relationship with the Company for any reason, Options exercisable on the date of such termination shall be exercisable by the Optionee (or in the case of the Optionee's death subsequent to termination of employment or such other relationship, by the Optionee's executor(s) or administrator(s)) for a period of three (3) months from the date of the Optionee's termination.

  Except as otherwise provided herein or by the terms of any Award, with respect to an Optionee who is an advisor or consultant, the termination of such Optionee's relationship with the Company for any reason shall not accelerate the expiration date of Options exercisable on the date of termination; provided however, that if such Optionee dies following such termination, the Option shall be exercisable for a period of twelve (12) months commencing on the date of the Optionee's death by such Optionee's executor(s) or administrator(s).

      (iii) Except as otherwise provided herein or by the terms of any Award, upon the Disability or death of an Optionee while in the service of the Company, Options held by such Optionee which are exercisable on the date of Disability or death shall be exercisable for a period of twelve (12) months commencing on the date of the Optionee's Disability or death, by the Optionee or his legal guardian or representative or, in the case of death, by his executor(s) or administrator(s).

      (iv) Options may be terminated at any time by agreement between the Company and the Optionee.

    (h) Forfeiture.

      (i) Termination for Cause. Notwithstanding any other provision of this Plan, if the Optionee's employment or engagement is terminated by the Company, and the Board or the Committee makes a determination that the Optionee:

        (A) has engaged in any type of disloyalty to the Company, including without limitation, fraud, embezzlement, theft, or dishonesty in the course of his employment or engagement, or has otherwise breached any fiduciary duty owed to the Company;

        (B) has been convicted of a felony;

        (C) has disclosed trade secrets or confidential information of the Company; or

        (D) has breached any agreement with or duty to the Company in respect of confidentiality, non-disclosure, non-competition or otherwise,

    then all unexercised Options shall terminate upon the date of such a finding, or, if earlier, the date of termination of employment or engagement for such a finding, and the Optionee shall forfeit all Shares for which the Company has not yet delivered share certificates to the Optionee and the Company shall refund to the Optionee the Option purchase price paid to it, if any, in the same form as it was paid (or in cash at the Company's discretion). Notwithstanding anything herein to the contrary, the Company may withhold delivery of share certificates pending the resolution of any inquiry that could lead to a finding resulting in forfeiture.

      (ii) Non-Competition. Notwithstanding any other provision of this Plan, if, during the 3-month period following a termination of service, which period shall be extended to 12 months in the event of a termination due to Disability, an Optionee who is not a consultant or advisor commences any employment or engagement with or by a competitor of the Company (including, but not limited to, full or part-time employment or independent consulting work), as determined in the sole discretion of the Board or the Committee, all unexercised Options shall terminate immediately upon the commencement thereof. In the event an Optionee who is a consultant or advisor has entered into an agreement with the Company which contains non-competition covenants and such consultant or advisor violates the terms of his or her non-competition covenant, all unexercised Options shall terminate immediately upon the date of such violation.

  Section 8. Determination of Fair Market Value Per Share of Common Stock.

  (a) Except to the extent otherwise provided in this Section 8, the Fair Market Value Per Share of Common Stock shall be determined by the Board or the Committee in its sole discretion.

  (b) Notwithstanding the provisions of Section 8(a), in the event that shares of Common Stock are traded in the over-the-counter market, the Fair Market Value Per Share of Common Stock shall be the mean of the bid and asked prices for a share of Common Stock on the relevant valuation date as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotations ("NASDAQ") System), as applicable or, if there is no trading on such date, on the next preceding date on which there were reported share prices. In the event shares of Common Stock are listed on a national or regional securities exchange or traded through the NASDAQ National Market, the Fair Market Value of a share of Common Stock shall be the closing price for a share of Common Stock on the exchange or on the NASDAQ National Market, as reported in The Wall Street Journal on the relevant valuation date, or if there is no trading on that date, on the next preceding date on which there were reported share prices.

  Section 9. Adjustments.

  (a) Subject to required action by the stockholders, if any, the number of Shares as to which Awards may be made under this Plan, including the individual limit specified in Section 6, and the number of Shares subject to outstanding Options and the Option prices thereof shall be adjusted proportionately for any increase or decrease in the number of outstanding Shares of Common Stock of the Company resulting from stock splits, reverse stock splits, stock dividends, reclassifications and recapitalizations, merger, consolidation, exchange of shares, or any similar change affecting Common Stock.

  (b) No fractional Shares shall be issuable on account of any action mentioned in Section 9(a), and the aggregate number of Shares into which Shares then covered by the Award, when changed as the result of such action, shall be increased to the next highest whole number of Shares resulting from such action, provided that no such increase shall be made if such increase would cause an Incentive Stock Option to lose its status as such without the consent of the Optionee.

  Section 10. Rights as a Stockholder. A recipient of an Award shall have no rights as a stockholder of the Company and shall neither have the right to vote nor receive dividends with respect to any Shares subject to an Option until such Option has been exercised and a certificate with respect to the Shares purchased upon such exercise has been issued to him.

  Section 11. Time of Awarding Options. The date of an Award shall, for all purposes, be the date which the Board or the Committee specifies when the Board or the Committee makes its determination that an Award is made, or if none is specified, then the date of such determination. Notice of the determination shall be given to each Eligible Person to whom an Award is made within a reasonable time after the date of such Award.

  Section 12. Modification, Extension and Renewal of Option. Subject to the terms and conditions of the Plan, the Board or the Committee may modify, extend or renew an Award, or accept the surrender of an Award (to the extent not theretofore exercised). Notwithstanding the foregoing, (a) no modification of an Award which adversely affects the Optionee shall be made without the consent of the Optionee, and (b) no Incentive Stock Option may be modified, extended or renewed if such action would cause it to cease to be an "Incentive Stock Option" within the meaning of Section 422 of the Code, unless the Optionee specifically acknowledges and consents to the tax consequences of such action.

  Section 13. Purchase for Investment and Other Restrictions.

  (a) The obligation of the Company to issue Shares to an Optionee upon the exercise of an Option granted under the Plan is conditioned upon such issuance complying with all relevant provisions of applicable law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder and any applicable foreign laws.

  (b) At the option of the Board or the Committee, the obligation of the Company to issue Shares to an Optionee upon the exercise of an Option granted under the Plan may be conditioned upon obtaining appropriate representations, warranties, restrictions and agreements of the Optionee. Among other representations, warranties, restrictions and agreements, the Optionee may be required to represent and agree that the purchase of Shares shall be for investment, and not with a view to the public resale or distribution thereof, unless the Shares are registered under the Securities Act and the issuance and sale of the Shares complies with all other laws, rules and regulations applicable thereto. Unless the issuance of such Shares is registered under the Securities Act (and any similar law of a foreign jurisdiction applicable to the Optionee), the Optionee shall acknowledge that the Shares purchased are not registered under the Securities Act (or any such other law) and may not be sold or otherwise transferred unless the Shares have been registered under the Securities Act (or any such other law) in connection with the sale or other transfer thereof, or that counsel satisfactory to the Company has issued an opinion satisfactory to the Company that the sale or other transfer of such Shares is exempt from registration under the Securities Act (or any such other law), and unless said sale or transfer is in compliance with all other applicable laws, rules and regulations, including all applicable federal, state and foreign securities laws, rules and regulations. Unless the Shares subject to an Award are registered under the Securities Act, the certificates representing such Shares issued shall contain the following legend in substantially the following form:

  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY APPLICABLE STATE SECURITIES LAWS. THESE SHARES HAVE NOT BEEN ACQUIRED WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, EXCHANGED, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF, BY GIFT OR OTHERWISE, OR IN ANY WAY ENCUMBERED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS, OR A SATISFACTORY OPINION OF COUNSEL SATISFACTORY TO VIROPHARMA INCORPORATED THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND UNDER APPLICABLE STATE SECURITIES LAWS.

If required under the laws of any jurisdiction in which the Optionee resides, the certificate or certificates may bear any such legend.

  Section 14. Transferability. No Option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. During the lifetime of the Optionee, his Options shall be exercisable only by such Optionee, or, in the event of his or her legal incapacity or Disability, then by the Optionee's legal guardian or representative.

  Section 15. Other Provisions. The Option Agreement may contain such other provisions as the Board or the Committee in its discretion deems advisable and which are not inconsistent with the provisions of this Plan, including, without limitation, restrictions upon or conditions precedent to the exercise of the Option.

  Section 16. Change of Control.

  (a) Notwithstanding anything to the contrary set forth in this Plan, in the event of a Change of Control in which the Plan is not continued by a successor corporation, or in which equivalent, substituted options for common stock in a successor corporation are not provided to Optionees, the Plan shall be terminated and, with respect to Optionees who are employees of the Company or any of its Subsidiaries or who are members of the Board, all unvested Options shall vest as follows: (i) with respect to such Optionees who have been employed by the Company or a Subsidiary or who have served on the Board for at least two years as of the Change of Control, Options shall be fully and immediately vested and exercisable; and (ii) with respect to all other such Optionees, fifty percent (50%) of that portion of the Options which are not vested as of the date of the Change of Control shall be immediately vested and exercisable and the remaining portion of the Options which are not vested shall lapse and be forfeited.

  (b) In the event of a Change of Control in which the Plan is continued by a successor corporation or in which equivalent substituted options for common stock in a successor corporation are provided to Optionees, with respect to Optionees who are employees of the Company or any of its Subsidiaries or who are members of the Board, Options shall vest as follows:
(i) if an Optionee who is employed by the Company at the Executive Director level or above (each, an "Executive Officer") or is a member of the Board at the time of the Change of Control is not offered substantially equivalent employment with the successor corporation or a related employer (both in terms of duties and compensation), then any unvested Options as of the date of the Change of Control held by such Executive Officer or member of the Board shall be fully and immediately vested and exercisable in accordance with Section 16(a)(i) or 16(a)(ii), as applicable, taking into account all service performed with the Company without regard to such Optionee's title for purposes of vesting; and (ii) if any Optionee (without regard to such Optionee's title) is offered substantially equivalent employment with the successor corporation or a related employer (both in terms of duties and compensation), then Options shall not be subject to accelerated vesting; provided however, that if the Optionee's employment with the successor corporation or related employer is terminated by the successor corporation or related employer during the six month period following such Change of Control, then any invested Options or substituted options shall be fully and immediately vested and exercisable at the date of the Optionee's termination of employment in accordance with Section 16(a)(i) or 16(a)(ii), as applicable, taking into account service performed with the Company and the successor corporation and all related employers for purpose of vesting.

  (c) Notwithstanding Sections 16(a) and (b) hereof, any Optionee who is a "disqualified individual", as that term is defined in Section 280G(c) of the Code, shall be notified by the Committee of any event which may constitute a Change of Control in advance of the effective date of such Change of Control. Notice shall be provided, in the sole discretion of the Committee, as soon as reasonably practicable prior to the Change of Control. The disqualified individual may refuse to accept accelerated vesting of his or her Options after consideration of the tax consequences to such disqualified individual resulting from the Change of Control, provided that any such refusal shall be communicated to the Committee in writing prior to the Change of Control. If it is not practicable to provide advance notice of such Change of Control, the disqualified individual will be deemed to have elected to refuse such acceleration, but only to the extent that it is determined, as soon as practicable after the Change of Control, that accelerated vesting will result in negative tax consequences under Section 280G of the Code.

  (d) In addition to arranging for the exchange of Options for options to purchase common stock in a successor corporation, in the event of a Change of Control of the Company by reason of a merger, consolidation or tax free reorganization or sale of all or substantially all of the assets of the Company, the Board shall have the authority, in its discretion, to terminate this Plan and to distribute to each Optionee cash and/or other property in an amount equal to and in the same form as the Optionee would have received from the successor corporation if the Optionee had owned the Shares subject to the Option rather than the Option at the time of the Change of Control, provided that any such amount paid to an Optionee shall reflect the deduction of the exercise price the Optionee would have paid to purchase such Shares. The form of payment or distribution to the Optionee pursuant to this Section shall be determined by the Committee.

  Section 17. Amendment of the Plan. Insofar as permitted by law and the Plan, and subject to Section 20(c), the Board or the Committee may from time to time suspend, terminate or discontinue the Plan or revise or amend it in any respect whatsoever with respect to any Shares at the time not subject to an Option, including amendments necessary or advisable to assure that the Incentive Stock Options or the non-qualified stock options available under the Plan continue to be treated as such, respectively, under all applicable laws.

  Section 18. Application of Funds. The proceeds received by the Company from the sale of Shares pursuant to the exercise of Options shall be used for general corporate purposes or such other purpose as may be determined by the Board.

  Section 19. No Obligation to Exercise Option. The awarding of an Option shall impose no obligation upon the Optionee to exercise such Option.

  Section 20. Approval of Stockholders.

  (a) Effective Date of Plan. This amendment and restatement of the Plan shall become effective on the date that it is adopted by the Board; provided, however, that this amendment and restatement shall be rescinded, and all actions taken pursuant to the Plan, as amended and restated (except the granting of Options with respect to Shares initially authorized for award under the Plan prior this amendment and restatement), shall be null and void as of the first anniversary of the date of adoption by the Board unless, before such first anniversary, the Plan, as amended and restated, is approved by a majority of the votes cast at a duly held stockholder meeting at which a quorum representing a majority of the Company's outstanding voting shares is present, either in person or by proxy.

  (b) Awards Prior to Stockholder Approval. The Board or the Committee may make Awards hereunder before the stockholder meeting at which the Plan, as amended and restated, will be presented to the Company's stockholders for approval; provided, however, that any and all Options awarded for Shares in excess of 2,000,000 Shares, the number of Shares initially authorized for award under the Plan prior to this amendment and restatement, shall lapse automatically on the first anniversary of the date of adoption by the Board if the Plan is not approved by such stockholders on or before such date. With respect to Options awarded before the earlier of the date the Plan is approved by the Company's stockholders or the first anniversary of the date the Plan is adopted by the Board, the Board or the Committee shall designate whether the Option is for Shares previously authorized for award under the Plan, or is for Shares as to which stockholder approval is pending.

  (c) Stockholder Approval of Certain Amendments.

    (i) If the Board or the Committee amends the Plan to increase the aggregate number of Shares for which Options may be awarded hereunder, and approval of the stockholders by a majority of the votes cast at a duly held stockholder meeting at which a quorum representing a majority of the Company's outstanding voting shares is present (either in person or by proxy), is not obtained within twelve (12) months of the adoption of such amendment, all Options awarded with respect to such increased number of shares shall lapse automatically on the first anniversary of the date of the adoption of such amendment.

    (ii) If the Board or the Committee amends the Plan to change the designation of the class of employees eligible to receive Options, and approval of the stockholders by a majority of the votes cast at a duly held stockholder meeting at which a quorum representing a majority of the Company's outstanding voting shares is present (either in person or by proxy), is not obtained within twelve (12) months of the adoption of such amendment, all Incentive Stock Options awarded after the date of such adoption automatically shall be converted into non-qualified stock options on the first anniversary of the date of the adoption of such amendment.

    (iii) Section 7(b) of the Plan may not be amended to permit the grant of Options with an exercise price below Fair Market Value or to permit outstanding Options to be repriced unless such amendment is approved by the stockholders by a majority of the votes cast at a duly held stockholder meeting at which a quorum representing a majority of the Company's outstanding voting shares is present (either in person or by proxy).

  Section 21. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

  Section 22. Reservation of Shares. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

  The Company, during the term of this Plan, shall use its best efforts to seek to obtain from appropriate regulatory agencies any requisite authorization in order to issue and sell such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain from any such regulatory agency having jurisdiction the requisite authorization(s) deemed by the Company's counsel to be necessary for the lawful issuance and sale of any Shares hereunder, or the inability of the Company to confirm to its satisfaction that any issuance and sale of any Shares hereunder will meet applicable legal requirements, shall relieve the Company of any liability in respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

  Section 23. Stock Option Agreements. Options shall be evidenced by an Option Agreement in such form or forms as the Board or the Committee shall approve from time to time.

  Section 24. Taxes, Fees, Expenses and Withholding of Taxes.

  (a) The Company shall pay all original issue and transfer taxes (but not income taxes, if any) with respect to the award of Options and/or the issue and transfer of Shares pursuant to the exercise thereof, and all other fees and expenses necessarily incurred by the Company in connection therewith, and will use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

  (b) The award of Options hereunder and the issuance of Shares pursuant to the exercise of Options is conditioned upon the Company's reservation of the right to withhold in accordance with any applicable law, from any compensation or other amounts payable to the Optionee, any taxes required to be withheld under federal, state or local law as a result of the award or exercise of such Option or the sale of the Shares issued upon exercise thereof. To the extent that compensation or other amounts, if any, payable to the Optionee is insufficient to pay any taxes required to be so withheld, the Company may, in its sole discretion, require the Optionee (or such other person entitled herein to exercise the Option), as a condition of the exercise of an Option, to pay in cash to the Company an amount sufficient to cover such tax liability or otherwise to make adequate provision for the Company's satisfaction of its withholding obligations under federal, state and local law, provided that such satisfaction of tax liability is made within 60 days of the date on which written notice of exercise has been given to the Company.

  Section 25. Notices. Any notice to be given to the Company pursuant to the provisions of this Plan shall be addressed to the Company in care of its Secretary (or such other person as the Company may designate from time to time) at its principal executive office, and any notice to be given to an Optionee shall be delivered personally or addressed to him or her at the address given beneath his or her signature on his or her Option Agreement, or at such other address as such Optionee or his or her permitted transferee (upon the transfer of the Shares) may hereafter designate in writing to the Company. Any such notice shall be deemed duly given on the date and at the time delivered via hand delivery, courier or recognized overnight delivery service or, if sent via telecopier, on the date and at the time telecopied with confirmation of delivery or, if mailed, on the date five (5) days after the date of the mailing (which shall be by regular, registered or certified mail). Delivery of a notice by telecopy (with confirmation) shall be permitted and shall be considered delivery of a notice notwithstanding that it is not an original that is received. It shall be the obligation of each Optionee and each permitted transferee holding Shares purchased upon exercise of an Option to provide the Secretary of the Company, by letter mailed as provided herein, with written notice of his or her direct mailing address.

  Section 26. No Enlargement of Optionee Rights. This Plan is purely voluntary on the part of the Company, and the continuance of the Plan shall not be deemed to constitute a contract between the Company and any Optionee, or to be consideration for or a condition of the employment or service of any Optionee. Nothing contained in this Plan shall be deemed to give any Optionee the right to be retained in the employ or service of the Company or any Subsidiary, or to interfere with the right of the Company or any such corporation to discharge or retire any Optionee thereof at any time subject to applicable law. No Optionee shall have any right to or interest in Awards authorized hereunder prior to the award thereof to such Optionee, and upon such

Award he shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company's Certificate of Incorporation, as the same may be amended from time to time.

  Section 27. Information to Optionees. The Company, upon request, shall provide without charge to each Optionee copies of such annual and periodic reports as are provided by the Company to its stockholders generally.

  Section 28. Availability of Plan. A copy of this Plan shall be delivered to the Secretary of the Company and shall be shown by him to any eligible person making reasonable inquiry concerning it.

  Section 29. Invalid Provisions. In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

  Section 30. Applicable Law. This Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

Executed this 15th day of March, 2000.

[CORPORATE SEAL]                          VIROPHARMA INCORPORATED

Attest:   /s/ Thomas F. Doyle             By:   /s/ Claude H. Nash
          ___________________                   ___________________

                                    Annex B

                       PROPOSED AMENDMENT TO AMENDED AND
                     RESTATED CERTIFICATE OF INCORPORATION

  Subject to the approval of the stockholders of the Company, the Amended and Restated Certificate of Incorporation shall be amended by amending and restating Article FOURTH, Paragraph A thereof in its entirety to read as follows:

    "FOURTH: A. The Corporation is authorized to issue two (2) classes of capital stock, to be designated, respectively, Preferred Stock ("Preferred Stock") and Common Stock ("Common Stock"). The total number of shares of capital stock which the Corporation is authorized to issue is One Hundred Five Million (105,000,000). The total number of shares of Common Stock which the Corporation shall have the authority to issue is One Hundred Million (100,000,000). The total number of shares of Preferred Stock which the Corporation shall have the authority to issue is Five Million (5,000,000). The Preferred Stock shall have a par value of $.001 per share, and the Common Stock shall have a par value of $.002 per share."

                                    Annex C

                            VIROPHARMA INCORPORATED
                       2000 EMPLOYEE STOCK PURCHASE PLAN

1. Purpose. The ViroPharma Incorporated 2000 Employee Stock Purchase Plan (the "Plan") is intended to encourage and facilitate the purchase of Shares of the Common Stock of ViroPharma Incorporated (the "Company") by employees of the Company and any Participating Companies, thereby providing employees with a personal stake in the Company and a long range inducement to remain in the employ of the Company and Participating Companies. It is the intention of the Company that the Plan qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code.


2. Definitions.

  (a) "Account" means a bookkeeping account established by the Committee on behalf of a Participant to hold Payroll Deductions.

  (b) "Approved Leave of Absence" means a leave of absence that has been approved by the applicable Participating Company in such a manner as the Board may determine from time to time.

  (c) "Board" means the Board of Directors of the Company.

  (d) "Code" means the Internal Revenue Code of 1986, as amended.

  (e) "Committee" means the Committee appointed pursuant to section 14 of the Plan.

  (f) "Company" means ViroPharma Incorporated.

  (g) "Compensation" means an Employee's cash compensation payable for services to a Participating Company during an Offering Period.

  (h) "Election Form" means the form acceptable to the Committee which an Employee shall use to make an election to purchase Shares through Payroll Deductions pursuant to the Plan.

  (i) "Eligible Employee" means an Employee who meets the requirements for eligibility under section 3 of the Plan.

  (j) "Employee" means a person who is an employee of a Participating Company.

  (k) "Fair Market Value" means the closing price per Share on the principal national securities exchange on which the shares are listed or admitted to trading or, if not listed or traded on any such exchange, on the National Market System of the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or if not listed or traded on any such exchange or system, the fair market value as reasonably determined by the Board, which determination shall be conclusive.

  (l) "Five Percent Owner" means an Employee who, with respect to a Participating Company, is described in section 423(b) of the Code.

  (m) "Offering" means an offering of Shares to Eligible Employees pursuant to the Plan.

  (n) "Offering Commencement Date" means January 1 and July 1 of each year on or after adoption of the Plan by the Board.

  (o) "Offering Period" means the period extending from an Offering Commencement Date through the following Offering Termination Date.

  (p) "Offering Termination Date" means the last day of each June and December following an Offering Commencement Date.

  (q) "Option Price" means 85 percent of the lesser of: (1) the Fair Market Value per Share on the Offering Commencement Date, or if such date is not a trading day, then on the next trading day thereafter or (2) the Fair Market Value per Share on the Offering Termination Date, or if such date is not a trading day, then on the next trading day thereafter.

  (r) "Participant" means an Employee who meets the requirements for eligibility under section 3 of the Plan and who has timely delivered an Election Form to the Committee.

  (s) "Participating Company" means, as provided in Schedule A, the Company and subsidiaries of the Company, within the meaning of section 424(f) of the Code, if any, that are approved by the Board from time to time and whose employees are designated as Employees by the Board.

  (t) "Payroll Deductions" means amounts withheld from a Participant's Compensation pursuant to the Plan, as described in section 5 of the Plan.

  (u) "Plan" means ViroPharma Incorporated 2000 Employee Stock Purchase Plan, as set forth in this document, and as may be amended from time to time.

  (v) "Plan Termination Date" means the earlier of:

    (1) The Offering Termination Date for the Offering in which the maximum number of Shares specified in section 5 of the Plan have been issued pursuant to the Plan; or

    (2) The date as of which the Board chooses to terminate the Plan as provided in section 15 of the Plan.

  (w) "Shares" means shares of common stock of the Company, $.002 par value per Share.

  (x) "Successor-in-Interest" means the Participant's executor or administrator, or such other person or entity to whom the Participant's rights under the Plan shall have passed by will or the laws of descent and distribution.

  (y) "Termination Form" means the form acceptable to the Committee which an Employee shall use to withdraw from an Offering pursuant to section 8 of the Plan.

3. Eligibility and Participation.

  (a) Initial Eligibility. Except as provided in section 3(b) of the Plan, each individual who is an Employee on an Offering Commencement Date shall be eligible to participate in the Plan with respect to the Offering that commences on that date.

  (b) Ineligibility. An Employee shall not be eligible to participate in the Plan if such Employee:

    (1) Is a Five Percent Owner;

    (2) Has not customarily worked more than 20 hours per week during a 24-consecutive-month period ending on the last day of the month immediately preceding the effective date of an election to purchase Shares pursuant to the Plan; or

    (3) Is restricted from participating under section 3(d) of the Plan.

  (c) Leave of Absence. An Employee on an Approved Leave of Absence shall be eligible to participate in the Plan, subject to the provisions of sections 5(d) and 8(d) of the Plan. An Approved Leave of Absence shall be considered active employment for purposes of sections 3(b)(2) and 3(b)(3) of the Plan.

  (d) Restrictions on Participation. Notwithstanding any provisions of the Plan to the contrary, no Employee shall be granted an option to participate in the Plan if:

    (1) Immediately after the grant, such Employee would be a Five Percent Owner; or

    (2) Such option would permit such Employee's rights to purchase stock under all employee stock purchase plans of the Participating Companies which meet the requirements of section 423(b) of the Code to accrue at a rate which exceeds $25,000 in fair market value (as determined pursuant to section 423(b)(8) of the Code) for each calendar year in which such option is outstanding.

  (e) Commencement of Participation. An Employee who meets the eligibility requirements of sections 3(a) and 3(b) of the Plan and whose participation is not restricted under section 3(d) of the Plan shall become a Participant by completing an Election Form and filing it with the Committee on or before the 15th day of month immediately preceding the Offering Commencement Date for the first Offering to which such Election Form applies. Payroll Deductions for a Participant shall commence on the applicable Offering Commencement Date when his or her authorization for Payroll Deductions becomes effective, and shall end on the Plan Termination Date, unless sooner terminated by the Participant pursuant to section 8 of the Plan.

4. Shares Per Offering. The Plan shall be implemented by a series of Offerings that shall terminate on the Plan Termination Date. Offerings shall be made with respect to Compensation payable for each Offering Period occurring on or after adoption of the Plan by the Board and ending with the Plan Termination Date. Shares available for any Offering shall be the difference between the maximum number of Shares that may be issued under the Plan, as determined pursuant to section 10(a) of the Plan, for all of the Offerings, less the actual number of Shares purchased by Participants pursuant to prior Offerings. If the total number of Shares for which options are exercised on any Offering Termination Date exceeds the maximum number of Shares available, the Committee shall make a pro rata allocation of Shares available for delivery and distribution in as nearly a uniform manner as practicable, and as it shall determine to be fair and equitable, and the unapplied Account balances shall be returned to Participants as soon as practicable following the Offering Termination Date.

5. Payroll Deductions.

  (a) Amount of Payroll Deductions. An Eligible Employee who wishes to participate in the Plan shall file an Election Form with the Committee at least 15 days before the Offering Commencement Date for the first Offering for which such Election Form is effective on which he or she may elect to have Payroll Deductions of such amounts designated by the Committee on the Election Form from time to time made from his or her Compensation on each regular payday during the time he or she is a Participant in the Plan, provided that the rules established by the Committee shall be consistent with section 423(b)(5) of the Code.

  (b) Participants' Accounts. All Payroll Deductions with respect to a Participant pursuant to section 5(a) of the Plan shall be credited to the Participant's Account under the Plan.

  (c) Changes in Payroll Deductions. A Participant may discontinue his participation in the Plan as provided in section 8(a) of the Plan, but no other change can be made during an Offering, including, but not limited to, changes in the amount of Payroll Deductions for such Offering. A Participant may change the amount of Payroll Deductions for subsequent Offerings by giving written notice of such change to the Committee on or before the 15th day of the month immediately preceding the Offering Commencement Date for the Offering for which such change is effective.

  (d) Leave of Absence. A Participant who goes on an Approved Leave of Absence before the Offering Termination Date after having filed an Election Form with respect to such Offering may:

    (1) Withdraw the balance credited to his or her Account pursuant to section 8(b) of the Plan;

    (2) Discontinue contributions to the Plan but remain a Participant in the Plan through the earlier of (i) the Offering Termination Date or (ii) the close of business on the 90th day of such Approved Leave of Absence unless such Employee shall have returned to regular non-temporary employment before the close of business on such 90th day;

    (3) Remain a Participant in the Plan during such Approved Leave of Absence through the earlier of (i) the Offering Termination Date or (ii) the close of business on the 90th day of such Approved Leave of Absence unless such Employee shall have returned to regular non-temporary employment before the close of business on such 90th day, and continue the authorization for the Participating Company to make Payroll Deductions for each payroll period out of continuing payments to such Participant, if any.

6. Granting of Options. On each Offering Termination Date, each Participant shall be deemed to have been granted an option to purchase a minimum of one
(1) Share and a maximum number of Shares that shall be a number of whole Shares equal to the quotient obtained by dividing the balance credited to the Participant's Account as of the Offering Termination Date, by the Option Price.

7. Exercise of Options.

 (a) Automatic Exercise. With respect to each Offering, a Participant's option for the purchase of Shares granted pursuant to section 6 of the Plan shall be deemed to have been exercised automatically on the Offering Termination Date applicable to such Offering.

  (b) Fractional Shares and Minimum Number of Shares. Fractional Shares shall not be issued under the Plan. Amounts credited to an Account remaining after the application of such Account to the exercise of options for a minimum of one (1) full Share shall be credited to the Participant's Account for the next succeeding Offering, or, at the Participant's election, returned to the Participant as soon as practicable following the Offering Termination Date, without interest.

  (c) Transferability of Option. No option granted to a Participant pursuant to the Plan shall be transferable other than by will or by the laws of descent and distribution, and no such option shall be exercisable during the Participant's lifetime other than by the Participant.

  (d) Delivery of Certificates for Shares. The Company shall deliver certificates for Shares acquired on the exercise of options during an Offering Period as soon as practicable following the Offering Termination Date.

  (e) Restriction on Transfer of Shares.

    (1) The Shares acquired upon exercise of the options shall not be transferable for the nine-month period commencing on the date of exercise. In order to ensure that the transfer restriction is adhered to, the Company shall hold such Shares in escrow for the duration of the restriction period. Except as otherwise provided by this Section 7(e), during the restriction period, the Participant shall have all the rights accorded a shareholder of the Company.

    (2) Notwithstanding the provisions of Section 7(e)(1):

      (A) If the Committee, upon written request of a Participant, determines, in its sole discretion, that the Participant has suffered an unforeseeable financial emergency, the Company shall, as soon as practicable following such determination, release that number of Shares from escrow the sale of which will generate an amount necessary to meet the emergency. For purposes of this Plan, an unforeseeable financial emergency is an unexpected need for cash arising from an illness, casualty loss, sudden financial reversal, or other such unforeseeable occurrence.

      (B) The Committee may, in its sole discretion, waive the restriction period in whole or in part, provided that any such waiver shall be applied uniformly to all Shares to which such restrictions apply.

8. Withdrawals.

  (a) Withdrawal of Account. A Participant may elect to withdraw the balance credited to the Participant's Account by providing a Termination Form to the Committee at any time before the Offering Termination Date applicable to any Offering.

  (b) Amount of Withdrawal. A Participant may withdraw all, but not less than all, of the amounts credited to the Participant's Account by giving a Termination Form to the Committee. All amounts credited to such Participant's Account shall be paid as soon as practicable following the Committee's receipt of the Participant's Termination Form, and no further Payroll Deductions will be made with respect to the Participant.

  (c) Termination of Employment. Upon termination of a Participant's employment for any reason other than death, including termination due to disability or continuation of a leave of absence beyond 90 days, all amounts credited to such Participant's Account shall be returned to the Participant. In the event of a Participant's (1) termination of employment due to death or
(2) death after termination of employment but before the Participant's Account has been returned, all amounts credited to such Participant's Account shall be returned to the Participant's Successor-in-Interest.

  (d) Leave of Absence. A Participant who is on an Approved Leave of Absence shall, subject to the Participant's election pursuant to section 5(d) of the Plan, continue to be a Participant in the Plan until the earlier of (i) the end of the first Offering ending after commencement of such Approved Leave of Absence or (ii) the close of business on the 90th day of such Approved Leave of Absence unless such Employee shall have returned to regular non-temporary employment before the close of business on such 90th day. A Participant who has been on an Approved Leave of Absence for more than 90 days shall not be eligible to participate in any Offering that begins on or after the commencement of such Approved Leave of Absence so long as such leave of absence continues.

9. Interest. No interest shall be paid or allowed with respect to amounts paid into the Plan or credited to any Participant's Account.

10. Shares.

  (a) Maximum Number of Shares. No more than 300,000 Shares may be issued under the Plan. Such Shares shall be authorized but unissued shares of the Company. The number of Shares available for any Offering and all Offerings shall be adjusted if the number of outstanding Shares of the Company is increased or reduced by split-up, reclassification, stock dividend or the like. All Shares issued pursuant to the Plan shall be validly issued, fully paid and nonassessable.

  (b) Participant's Interest in Shares. A Participant shall have no interest in Shares subject to an option until such option has been exercised.

  (c) Registration of Shares. Shares to be delivered to a Participant under the Plan shall be registered in the name of the Participant.

  (d) Restrictions on Exercise. The Board may, in its discretion, require as conditions to the exercise of any option such conditions as it may deem necessary to assure that the exercise of options is in compliance with applicable securities laws.

11. Expenses. The Participating Companies shall pay all fees and expenses incurred (excluding individual Federal, state, local or other taxes) in connection with the Plan. No charge or deduction for any such expenses will be made to a Participant upon the termination of his or her participation under the Plan or upon the distribution of certificates representing Shares purchased with his or her contributions.

12. Taxes. The Participating Companies shall have the right to withhold from each Participant's Compensation an amount equal to all Federal, state, city or other taxes as the Participating Companies shall determine are required to be withheld by them. In connection with such withholding, the Participating Companies may make any such arrangements as are consistent with the Plan as it may deem appropriate, including the right to withhold from Compensation paid to a Participant other than in connection with the Plan and the right to withdraw such amount from the amount standing to the credit of the Participant's Account.

13. Plan and Contributions Not to Affect Employment. The Plan shall not confer upon any Eligible Employee any right to continue in the employ of the Participating Companies.

14. Administration. The Plan shall be administered by the Board, which may delegate responsibility for such administration to a committee of the Board (the "Committee"). If the Board fails to appoint the Committee, any references in the Plan to the Committee shall be treated as references to the Board. The Board, or the Committee, shall have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations deemed necessary or advisable in administering the Plan, with or without the advice of counsel. The determinations of the Board or the Committee on the matters referred to in this paragraph shall be conclusive and binding upon all persons in interest.

15. Amendment and Termination. The Board may terminate the Plan at any time and may amend the Plan from time to time in any respect; provided, however, that upon any termination of the Plan, all Shares or Payroll Deductions (to the extent not yet applied to the purchase of Shares) under the Plan shall be distributed to the Participants, provided further, that no amendment to the Plan shall affect the right of a Participant to receive his or her proportionate interest in the Shares or his or her Payroll Deductions (to the extent not yet applied to the purchase of Shares) under the Plan, and provided further that the Company may seek shareholder approval of an amendment to the Plan if such approval is determined to be required by or advisable under the regulations of the Securities or Exchange Commission or the Internal Revenue Service, the rules of any stock exchange or system on which the Shares are listed or other applicable law or regulation.

16. Effective Date. The Plan shall be effective on July 1, 2000, subject to approval by the Company's shareholders within one year of the adoption of the Plan by the Board. Any option granted before the approval of the Plan by the Company's shareholders shall be expressly conditioned upon such approval, and no Share certificates shall be issued until such approval. If shareholder approval is not received within 12 months before or after the date of the initial adoption of the Plan by the Board, no Share certificates shall be issued with respect to any automatic exercises which may have occurred pursuant to section 7 of the Plan, and all amounts credited to Participants' Accounts with respect to such Shares shall be returned to Participants as soon as administratively practicable.

17. Government and Other Regulations.

  (a) In General. The purchase of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies as may be required.

  (b) Securities Law. The Committee shall have the power to make each grant under the Plan subject to such conditions as it deems necessary or appropriate to comply with the then-existing requirements of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, including Rule 16b-3 (or any similar rule) of the Securities and Exchange Commission.

18. Non-Alienation. No Participant shall be permitted to assign, alienate, sell, transfer, pledge or otherwise encumber his interest under the Plan prior to the distribution to him of Share certificates. Any attempt at assignment, alienation, sale, transfer, pledge or other encumbrance shall be void and of no effect.

19. Notices. Any notice required or permitted hereunder shall be sufficiently given only if delivered personally, telecopied, or sent by first class mail, postage prepaid, and addressed:

    If to the Company:

    ViroPharma Incorporated
    405 Eagleview Boulevard
    Exton, PA 19341
    Fax: (610) 458-7380
    Attention: Employee Stock Purchase Plan Committee

    or any other address provided pursuant to written notice.

    If to the Participant:

    At the address on file with the Company from time to time, or to such other address as either party may hereafter designate in writing by notice similarly given by one party to the other.

20. Successors. The Plan shall be binding upon and inure to the benefit of any successor, successors or assigns of the Company.

21. Severability. If any part of this Plan shall be determined to be invalid or void in any respect, such determination shall not affect, impair, invalidate or nullify the remaining provisions of this Plan which shall continue in full force and effect.

22. Acceptance. The election by any Eligible Employee to participate in this Plan constitutes his or her acceptance of the terms of the Plan and his or her agreement to be bound hereby.

23. Applicable Law. This Plan shall be construed in accordance with the law of the Commonwealth of Pennsylvania, to the extent not preempted by applicable Federal law.

  IN WITNESS WHEREOF, the foregoing Plan is adopted this 15th day of March, 2000.

[CORPORATE SEAL]                         VIROPHARMA INCORPORATED


          /s/ Thomas F. Doyle                       /s/ Claude H. Nash
Attest: _____________________________     By: _________________________________

                                   Schedule A

                            Participating Companies

ViroPharma Incorporated

                            VIROPHARMA INCORPORATED

              2000 Annual Meeting of Stockholders - May 18, 2000

                SOLICITED ON BEHALF OF THE COMPANY AND APPROVED
                           BY THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints Claude H. Nash and Thomas
F. Doyle, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, for and in the name of the undersigned, to appear at the Annual Meeting of Stockholders of ViroPharma Incorporated to be held on May 18, 2000 and at any postponement or adjournment thereof, and to vote all of the shares of ViroPharma Incorported that the undersigned is entitled to vote, with all powers and authority the undersigned would possess if personally present. The undersigned hereby directs that this proxy be voted as follows:

            ELECTION OF CLASS I DIRECTOR FOR A TERM OF THREE YEARS:

         Robert J. Glaser           FOR  [ ]             WITH-HOLD [ ]
         David J. Williams          FOR  [ ]             WITH-HOLD [ ]

            APPROVE AMENDMENT AND RESTATEMENT OF STOCK OPTION PLAN:

                       FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

    APPROVE AMENDMENT TO AMENDED ADN RESTATED CERTIFICATE OF INCORPORATION:

                       FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

               APPROVE ADOPTION OF EMPLOYEE STOCK PURCHASE PLAN:

                       FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

         _____________________________________________________________
                    (Please date and sign on reverse side)

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This proxy, when properly executed, will be voted as directed. If no directions to the contrary are indicated, the proxy agents intend to vote FOR the election as directors of the nominees named on this proxy card, FOR the approval of the amendment and restatements of the Company's Stock Option Plan, FOR the approval of the amendment to the Company's Amended and Restated Certificate of Incorporation, and FOR the approval of the Company's Employee Purchase Plan. Abstentions on the proposal to approve the amendment and restatement of the Company's Stock Option Plan, the amendment to the Company's Amended and Restated Certificate of Incorporation, or the Company's Employee Stock Purchase Plan will have the effect of a negative vote.

A majority of the proxy agents present and acting in person, or by their substitutes (or if only one is present and acting, then that one) may exercise all the powers conferred hereby. DISCRETIONARY AUTHORITY IS CONFERRED HEREBY AS TO ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Receipt of the Company's 2000 Annual Report to Stockholders and the Notice of the 2000 Annual Meeting and Proxy Statement relating thereto is hereby acknowledged.

                                        Date_________________________,2000
                                            (Please date this Proxy)

                                        __________________________________
                                                (Signature (s))

                                        Please sign your name exactly as it
                                        appears hereon, indicating any official
                                        position or representative capacity. If
                                        shares are registered in more than one
                                        name, all owners must sign.

PLEASE DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

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